                                                        EXHIBIT 10.18



STANDARD COMMERCIAL LEASE CONTRACT           (Approved December, 1967)
--------------------------------------------------------------------------------
FORM 58-A                              MILLER'S BOOK & OFFICE SUPPLY CO. ATLANTA

     THIS LEASE, made this 19th day of February 1974, by and between Cynwyd Investments; 725 Conshohocken State Rd, Bala-Cynwyd, PA 19004, first party, (hereinafter called "Landlord") and Griffith Laboratories, Inc.; 1415 West 37th Street, Chicago, Illinois 60609, second party, (hereinafter called "Tenant") and Clayton McLendon, Inc.; First National Bank Tower, #2 Peachtree Street, Atlanta, GA 30303, third party, (hereinafter called "Agent");

                              W I T N E S S E T H :

PREMISES

     1. The Landlord, for and in consideration of the rents, convenants, agreements, and stipulations hereinafter mentioned, reserved, and contained, to be paid, kept and performed by the Tenant, has leased and rented and by these presents does lease and rent, unto the said Tenant, and said Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property (hereinafter called premises), to wit:

         11,238 square feet of building area situated at the northerly end of a building in Cobb County, Georgia, containing a total area of 150,428.34 square feet and commonly known as number 2971 Olympic Industrial Drive, N.W., Atlanta, Georgia. Attached copy of plat market Exhibit "A" is made a part hereof.



         No easement for light or air is included in the premises.

TERM

     2. To have and to hold the same for a term beginning on the first day of March 1974, and ending on the 28th day of February, 1977, at midnight, unless sooner terminated as hereinafter provided.

RENTAL

     3. Tenant agrees to pay Landlord, by payments to Clayton McLendon, Inc., First National Bank Tower, #2 Peachtree Street, Agent of Landlord, who negotiated this lease at office of Agent in Atlanta, Georgia promptly on the first day of each month in advance during the term of this lease, a monthly rental of Two thousand and eight hundred and seventy-five and 6/100 Dollars ($2,875.06).

AGENT'S COMMISSION

     4. Landlord agrees to pay Agent as compensation for services rendered in procuring this lease, the five month's rent hereunder, and in addition thereto five percent (5%) of all rentals thereafter paid by Tenant under this lease. Landlord, with consent of Tenant, hereby assigns to Agent the first month's rent hereunder and five percent (5%) of all rentals paid under this lease. Landlord agrees if this lease is extended, or new lease is entered into between Landlord and Tenant covering leased premises, or any part thereof, then either of said events, Landlord, in consideration of Agent's having procured Tenant hereunder, agrees to pay Agent five percent (5%) of all rentals paid to Landlord by Tenant under such extension or new lease. Agent agrees that, in the event Landlord sells leased premises, and upon Landlord's furnishing Agent with an agreement signed by Purchaser assuming Landlord's obligations to Agent under this lease, Agent will release original Landlord from any further obligations to Agent hereunder. Tenant agrees that if this lease is validly assigned by him that he will secure from assignee an agreement in writing by assignee recognizing assignment held by Agent, and agreeing to pay rental to Agent herein named during period covered by lease. Agent is party to this contract solely for the purpose of enforcing his rights under this paragraph and it is understood by all parties hereto that Agent is acting solely in the capacity as agent for Landlord, to whom Tenant must look as regards all covenants, agreements and warranties herein contained, and that Agent shall never be liable to Tenant in regard to any matter which may arise by virtue of this lease. Voluntary cancellation of this lease shall not nullify Agent's right to collect the commission due for the remaining term of the lease.

PURCHASE OF PROPERTY BY TENANT

     5. In the event that tenant acquires title to the leased premises at any time during the term of this lease any renewals thereof, or within six months after the expiration of the term hereof or the extended term hereof then Landlord shall pay Agent a commission on the sale of the property of the Landlord based on the recommended schedule of minimum commissions of the Atlanta Real Estate Board and in lieu of any additional rent commissions.



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UTILITY BILLS

         6. Tenant shall pay water, sewer, gas, electricity, fuel, light, heat and power bills for leased premises or used by Tenant in connection therewith. If Tenant does not pay the same, Landlord may pay the same and such payment shall be added to the rental of the premises.

USE OF PREMISES

         7. Premises shall be used for sterilization plant purposes and no other. Premises shall not be used for any illegal purposes nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance or increase the rate of insurance on premises.

ABANDONMENT OF LEASED PREMISES

         8. Tenant agrees not to abandon or vacate leased premises during the period of this lease, and agrees to use said premises for the purpose herein leased until the expiration hereof.

REPAIRS BY LANDLORD

         9. Landlord agrees to keep in good repair the roof, foundations, and exterior walls of the premises, exclusive of all glass and exclusive of all exterior doors, and underground utility and sewer pipes outside the exterior walls of the Building, except repairs rendered necessary by the negligence of Tenant, its agents, employees, or invitees. Landlord gives to Tenant exclusive control of premises and shall be under no obligation to inspect said premises. Tenant shall promptly report in writing to Landlord any defective condition known to it which Landlord is required to repair, and failure to so report such defects shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such defects.

REPAIRS BY TENANT

         10. Tenant accepts the leased premises in their present condition and as suited for the uses intended by Tenant. Tenant shall, throughout the initial term of this lease and all renewals thereof, at its expense, maintain in good order and repair the leased premises, including the building and other improvements located thereon, except those repairs expressly required to be made by Landlord. Tenant further agrees to care for the grounds around the building, including the mowing of grass, paving, care of shrubs and general landscaping. Tenant agrees to return said premises to Landlord at the expiration, or prior termination, of this lease in as good condition and repair as when first received, natural wear and tear, damage by storm, fire, lightning, earthquake or other casualty alone excepted.

         Elevators, (if any), are accepted by Tenant as in satisfactory operating condition on this date, and Tenant, at his own expense, shall maintain said elevators in good operating condition during the term of this lease, or any extension thereof.

TAX ESCALLATION

         11. Tenant shall pay upon demand, as additional rental during the term of this lease and any extension or renewal thereof, the amount by which all taxes (including, but not limited to, ad valorem taxes, special assessments and governmental charges) on the premises for each tax year exceeds all taxes on the premises for the first full tax year during the lease term. In the event the premises are less than the entire property assessed for such taxes for any such tax year, then the tax for any such year applicable to the premises shall be determined by proration on the basis that the rentable floor area of the premises bears to the rentable floor area of the entire property assessed. If the final year of the lease term fails to coincide with the tax year, then any excess for the tax year during which the term ends shall be reduced by the pro rata part of such tax year beyond the lease term. The agent's commission shall not apply to any such additional rental resulting from the provisions of this paragraph.

DESTRUCTION OF, OR DAMAGE TO PREMISES

         12. If premises are totally destroyed by storm, fire, lighting, earthquake or other casualty, this lease shall terminate as of the date of such destruction, and rental shall be accounted for as between Landlord and Tenant as of that date. If premises are damaged but not wholly destroyed by any of such casualties, rental shall abate in such proportion as use of premises has been destroyed, and Landlord shall restore premises to substantially the same condition as before damage as speedily as practicable, whereupon full rental shall recommence.

INDEMNITY

         13. Tenant agrees to indemnify and save harmless the Landlord against all claims for damages to persons or property by reason of the use or occupancy of the leased premises, and all expenses incurred by Landlord because thereof, including attorneys' fees and court costs.

GOVERNMENTAL ORDERS

         14. Tenant agrees, at his own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Tenant's occupancy of said premises. Landlord agrees to






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promptly comply with any such requirements if not made necessary by reason of
Tenant's occupancy. It is mutually agreed, however, between Landlord and Tenant, that if in order to comply with such requirements, the cost to Landlord or Tenant, as the case may be, shall exceed a sum equal to one year's rent, then Landlord or Tenant who is obligated to comply with such requirements is privileged to terminate this lease by giving written notice of termination to the other party, by registered mail, which termination shall become effective sixty (60) days after receipt of such notice, and which notice shall eliminate necessity of compliance with such requirement by party giving such notice unless party receiving such notice of termination shall, before termination becomes effective, pay to party giving notice all cost of compliance in excess of one year's rent, or secure payment of said sum in manner satisfactory to party giving notice.

CONDEMNATION

         15. If the whole of the leased premises, or such portion thereof as will make premises unuseable for the purposes herein leased, be condemned by any legally constituted authority for any public use or purpose, then in either of said events the term hereby granted shall cease from the time when possession thereof is taken by public authorities, and rental shall be accounted for as between Landlord and Tenant as of that date. Such termination, however, shall be without prejudice to the rights of either Landlord or Tenant to recover compensation and damage caused by condemnation from the condemnor. It is further understood and agreed that neither the Tenant nor Landlord shall have any rights in any award made to the other by any condemnation authority.

ASSIGNMENT AND SUBLETTING

         16. Tenant may sublease portions of the leased premises to others provided such sublessee's operation is a part of the general operation of Tenant and under the supervision and control of Tenant, and provided such operation is within the purposes for which said premises shall be used. Except as provided in preceding sentence, Tenant shall not, without the prior written consent of Landlord endorsed hereon, assign this lease or any interest hereunder, or sublet premises or any part thereof, or permit the use of premises by any party other than Tenant. Consent to any assignment or sublease shall not destroy this provision, and all later assignments or subleases shall be made likewise only on the prior written consent of Landlord. Assignee of Tenant, at option of Landlord, shall become directly liable to Landlord for all obligations of Tenant hereunder, but no sublease or assignment by Tenant shall relieve Tenant of any liability hereunder.

REMOVAL OF FIXTURES

         17. Tenant may (if not in default hereunder) prior to the expiration of this lease, or any extension thereof, remove all fixtures and equipment which he has placed in premises, provided Tenant repairs all damage to premises caused by such removal.

CANCELLATION OF LEASE BY LANDLORD

         18. It is mutually agreed that in the event the Tenant shall default in the payment of rent herein reserved, when due, and fails to cure said default within five (5) days after written notice thereof from Landlord; or if Tenant shall be in default in performing any of the terms or provisions of this lease other than the provision requiring the payment of rent, and fails to cure such default within thirty (30) days after the date of receipt of written notice of default from Landlord; or if Tenant is adjudicated bankrupt; or if a permanent receiver is appointed for Tenant's property and such receiver is not removed within sixty days after written notice from Landlord to Tenant to obtain such removal; or if, whether voluntarily or involuntarily, Tenant takes advantage of any debtor relief proceedings under any present or future law, whereby the rent or any part thereof is, or is proposed to be, reduced or payment thereof deferred; or if Tenant makes an assignment for benefit of creditors; or if Tenant's effects should be levied upon or attached under process against Tenant, not satisfied or dissolved with thirty (30) days after written notice from Landlord to Tenant to obtain satisfaction thereof; then, and in any of said events, Landlord at his option may at once, or within six (6) months thereafter (but only during continuance of such default or condition), terminate this lease by written notice to Tenant; whereupon this lease shall end. After an authorized assignment or subletting of the entire premises covered by this lease, the occurring of any of the foregoing defaults or events shall affect this lease only if caused by, or happening to, the assignee or sublessee. Any notice provided in this paragraph may be given by Landlord, or his attorney, or Agent herein named. Upon such termination by Landlord, Tenant will at once surrender possession of the premises to Landlord and remove all of Tenant's effects therefrom; and Landlord may forthwith re-enter the premises and repossess himself thereof, and remove all persons and effects therefrom, using such force as may be necessary without being guilty of trespass, forcible entry or detainer or other tort.

RELETTING BY LANDLORD

         19. Landlord, as Tenant's agent, without terminating this lease, upon Tenant's breaching this contract, may at Landlord's option enter upon and rent premises at the best price obtainable by reasonable effort, without advertisement and by private negotiations and for any term Landlord deems proper. Tenant shall be liable to Landlord for the deficiency, if any, between Tenant's rent hereunder and the price obtained by Landlord on reletting.




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EXTERIOR SIGNS

         20. Tenant shall place no signs upon the outside walls or roof of the leased premises except with the written consent of the Landlord. Any and all signs placed on the within leased premises by Tenant shall be maintained in compliance with rules and regulations governing such signs and the Tenant shall be responsible to Landlord for any damage caused by installation, use, or maintenance of said signs, and Tenant agrees upon removal of said signs to repair all damage incident to such removal.

ENTRY FOR CARDING, ETC.

         21. Landlord may card premises "For Rent" or "For Sale" thirty (30) days before the termination of this lease. Landlord may enter the premises at reasonable hours to exhibit same to prospective purchasers or tenants and to make repairs required of Landlord under the terms hereof, or to make repairs to Landlord's adjoining property, if any.

EFFECT OF TERMINATION OF LEASE

         22. No termination of this lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Landlord's right to collect rent for the period prior to termination thereof.

MORTGAGEE'S RIGHTS

         23. Tenant's rights shall be subject to any bona fide mortgage or deed to secure debt which is now, or may hereafter be, placed upon the premises by Landlord.

NO ESTATE IN LAND

         24. This contract shall create the relationship of Landlord and Tenant between the parties hereto; no estate shall pass out of Landlord. Tenant has only a usufruct, not subject to levy and sale, and not assignable by Tenant except by Landlord's consent.

HOLDING OVER

         25. If Tenant remains in possession of premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of parties, Tenant shall be a tenant at will at rental rate in effect at end of lease; and there shall be no renewal of this lease by operation of law.

ATTORNEY'S FEES AND HOMESTEAD

         26. If any rent owing under this lease is collected by or through an attorney at law, Tenant agrees to pay ten percent (10%) thereof as attorneys' fees. Tenant waives all homestead rights and exemptions which he may have under any law as against any obligation owing under this lease. Tenant hereby assigns to Landlord his homestead and exemption.

RIGHTS CUMULATIVE

         27. All rights, powers and privileges conferred hereunder upon parties hereto shall be cumulative but not restrictive to those given by law.

SERVICE OF NOTICE

         28. Tenant hereby appoints as his agent to receive service of all dispossessory or distraint proceedings and notice thereunder, and all notices required under this lease, the person in charge of leased premises at the time, or occupying said premises, and if no person is in charge of, or occupying said premises, then such service or notice may be made by attaching the same on the main entrance to said premises. A copy of all notices under this lease shall also be sent to Tenant's last known address, if different from said premises.

WAIVER OF RIGHTS

         29. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with his obligation hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

TIME OF ESSENCE

         30. Time is of the essence of this agreement.

DEFINITIONS

         31. "Landlord" as used in this lease shall include first party, his heirs, representatives, assigns and successors in title to premises. "Tenant" shall include second party, his heirs and representatives, and if this lease shall be validly assigned or sublet shall include also Tenant assignees or sublessees, as to premises covered by such



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


assignment or sublease. "Agent" shall include third party, his successors, assigns, heirs, and representatives. "Landlord", "Tenant", and "Agent", include male and female, singular and plural, corporation partnership or individual, as may fit the particular parties.

SPECIAL STIPULATIONS

     In so far as the following stipulations conflict with any of the foregoing provisions, the following shall control:

         32. If tenant is not in default at the time, he shall have an option to renew this lease for an additional three year term beginning March 1, 1977, provided, however, that tenant must notify Landlord on or before September 1, 1976, of his intention to do so. In the event tenant fails to notify Landlord in writing at least six months in advance of the expiration of this lease, then this option shall be null and void.

     This lease contains the entire agreement of the parties hereto and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, shall be of any force or effect.

     IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals, in triplicate, the day and year first above written.

                                        CYNWYD INVESTMENTS
Signed, sealed and delivered as         A PENNSYLVANIA
to Landlord, in the presence of:        PARTNERSHIP BY:

                                        [illegible]                    (Seal)
---------------------------------       ------------------------------
                                        (Landlord)

/s/ Mary A. Chance                                                     (Seal)
---------------------------------       ------------------------------
         Notary Public                  (Landlord)

                                                                       (Seal)
---------------------------------       ------------------------------
Signed, sealed and delivered as         (Landlord)
to Tenant, in the presence of:          GRIFFITH LABORATORIES, INC.

/s/ Joseph M. O'Neill                   [illegible]                    (Seal)
---------------------------------       ------------------------------
                                        (Tenant)

/s/ Edward W. Gorsky                    [illegible]                    (Seal)
---------------------------------       ------------------------------
         Notary Public                  (Tenant)

Signed, sealed and delivered as         CLAYTON MCLENDON, INC.
to Agent, in the presence of:

/s/ Roslyn Wade                         By:[illegible]                 (Seal)
---------------------------------       ------------------------------
                                           Agent
/s/ Steve Beall
---------------------------------
         Notary Public



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



                                TRANSFER OF LEASE

For, and in consideration of the sum of One Dollar ($1.00), each to the other paid, receipt of which is hereby acknowledged, and other valuable considerations, ____________________hereby transfers and assigns
                     (Seller)
to______________________ all__________ rights and benefits under a written lease
       (Purchaser)
from _____________________ to, _______________________ , dated
          (Seller)                  (Tenant)
______________________, 19___ , covering premises known as____________________,

 ________, Georgia, and _____________________________ hereby accepts said
                               (Purchaser)

transfer and assignment and agrees to comply with all of Landlord's covenants and agreements under said lease with both Tenant and Agent therein named.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals, in triplicate, this day of____________________________, 19___ .

Signed, sealed and delivered as to
Seller, in the presence of:

-----------------------------

-----------------------------      ----------------------------------- (SEAL)
    Notary Public                  (Seller)

                                   ----------------------------------- (SEAL)
                                   (Seller)

Signed, sealed and delivered as to
Purchaser, in the presence of:

-----------------------------

-----------------------------      ----------------------------------- (SEAL)
    Notary Public                  (Seller)

                                   ----------------------------------- (SEAL)
                                   (Seller)






                                RELEASE BY AGENT

GEORGIA, COUNTY

         In consideration of___________________________having assumed
                                   (Purchaser)
obligation to Agent under lease from ________________________________ to
                                            (Landlord)
_____________________________________ dated________________________, 19_____ ,
           (Tenant)

 covering premises located at ________________________________________________,

Georgia, Agent hereby releases________________________________ from obligations to Agent under said lease.

         IN WITNESS WHEREOF, said Agent has hereunto set his hand and affixed his seal, in triplicate, this day of______________________________, 19___.

Signed, sealed and delivered in
the presence of:


-------------------------------------  -------------------------------- (SEAL)
                                         (Agent)

-------------------------------------
           Notary Public

Standard Commercial Lease Contract





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====================================

              LEASE

              FROM

-----------------------------------

-----------------------------------



              TO


-----------------------------------

-----------------------------------


Expires ___________________________




====================================

                                   EXHIBIT "A"



                                   [SITE PLAN]

                         LEASE ASSIGNMENT

     Pursuant to the terms of a Preferred Stock Agreement between Griffith Laboratories, Inc. and First Chicago Investment Corporation, Griffith Laboratories U.S.A., Inc. will acquire substantially all of the assets of Griffith Laboratories, Inc., subject to substantially all of its liabilities, including specifically in such assets and liabilities the following described lease:

     Lease dated February 19, 1974 and expiring February 29, 1980 between Cynwyd Investments, a Pennsylvania partnership, Landlord, and Griffith Laboratories, Inc., an Illinois corporation, Tenant, for 11,238 square feet of space at the northerly end of the building commonly known as 2971 Olympic Industrial Drive, N.W., Atlanta, Georgia.

The date upon which such transfer becomes effective (the "Time of Closing") shall be no later than September 30, 1978.

     By reason of such transfer, the undersigned hereby execute the following:

                              Assignment by Lessee

     For value received, Griffith Laboratories, Inc. hereby assigns all its right, title and interest in and to the above described lease unto Griffith Laboratories U.S.A., Inc. effective as of the Time of Closing. This assignment shall not release Griffith Laboratories, Inc. from its obligations under said lease.

     IN WITNESS WHEREOF, Griffith Laboratories, Inc. has caused this assignment to be executed in its name and on its behalf by its officers thereunto duly authorized and its corporate seal to be hereunto affixed this 26th day of July, 1978.

                                       GRIFFITH LABORATORIES, INC.


                                       By:  [illegible]
                                          -----------------------------
                                          Vice President

CORPORATE SEAL

ATTEST:

[illegible]
Assistant Secretary
























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





                             Acceptance by Assignee



     In consideration of the above assignment, and upon the written consent of the Lessor thereto, Griffith Laboratories U.S.A., Inc. hereby assumes and agrees to keep, observe and perform all of the covenants, terms, promises, conditions and provisions of the above described lease, by the Lessee therein to be kept, observed and performed, and to make all payments provided by said lease from and after the Time of Closing, and agrees that no further assignment or subletting of the premises described in said lease or any part thereof, will be made except in the manner therein described.

     IN WITNESS WHEREOF, Griffith Laboratories U.S.A., Inc. has caused this acceptance to be executed in its name and on its behalf by its officers thereunto duly authorized and its corporate seal to be hereunto affixed this 26th day of July, 1978. GRIFFITH LABORATORIES U.S.A., INC.


                                              By:  [illegible]
                                                 -----------------------------
                                                  Vice President
CORPORATE SEAL

ATTEST:

[illegible]
-----------------------------------
Assistant Secretary


                              Consent to Assignment


Fidelco Growth Investors, a Pennsylvania business trust, Landlord, hereby consents to the assignment of the above described lease to Griffith Laboratories U.S.A., Inc., effective as of the


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



Time of Closing, in consideration of the covenants, promises and agreements set forth in the above assignment and acceptance.

     IN WITNESS WHEREOF, Fidelco Growth Investors has caused this consent to assignment to be executed in its name and on its behalf by its officers thereunto duly authorized and its corporate seal to be hereunto affixed this 23rd day of August, 1978.

                                                 By: [illegible]
                                                     ---------------------------
                                                     President
CORPORATE SEAL

ATTEST:

[illegible]
-----------------------------------
Assistant Secretary


STATE OF ILLINOIS                   )
                                    )       SS.
COUNTY OF COOK                      )



     On this 26th day of July in the year 1978, before me, a Notary Public of said State, duly commissioned and sworn, personally appeared /s/ Carl Cunningham and /s/ M.C. Phillips, personally known to me to be the Vice President and Assistant Secretary, respectively, of Griffith Laboratories, Inc., the corporation which executed the within instrument, and personally known to me to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the same.

     In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                             /s/ Raymond A. Pozen (Seal)
                                             ---------------------------------
                                             Notary Public

My commission expires: May 29, 1982

STATE OF ILLINOIS                   )
                                    )       SS.
COUNTY OF COOK                      )



     On this 26th day of July in the year 1978, before me, a Notary Public of said State, duly commissioned and sworn, personally appeared /s/ Carl Cunningham and /s/ M.C. Phillips, personally known to me to be the Vice President and Assistant Secretary, respectively, of Griffith Laboratories USA, Inc., the corporation which executed the within instrument, and personally known to me to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the same.

     In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                             /s/ Raymond A. Pozen
                                             ------------------------- (Seal)
                                             Notary Public


My commission expires: May 29, 1982






STATE OF PENNSYLVANIA               )
                                    )        SS.
COUNTY OF PHILADELPHIA              )



     On this 23rd day of August in the year 1978, before me, a Notary Public of said State, duly commissioned and sworn, personally appeared [illegible] and [illegible], personally known to me to be the President and Assistant Secretary, respectively, of [Fidelco Growth Investors], the corporation which executed the within instrument, and personally known to me to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the same.

     In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





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






                                  /s/ Eugenie Kincade                    (Seal)
                                  ---------------------------------------------
                                  Notary Public


My commission expires: EUGENIE KINCADE, NOTARY PUBLIC
                       PHILADELPHIA, PHILADELPHIA COUNTY
                       MY COMMISSION EXPIRES JAN. 28, 1981
                       Member, Pennsylvania Association of Notaries




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








                        CLAYTON MCLENDON INC./REALTORS(R)
                      FIRST NATIONAL BANK TOWER, SUITE 1316
                             ATLANTA, GEORGIA 30303
                                  404 658-1770



April 26, 1976



Mr. Joseph M. O'Neill
Director of Purchasing and Distribution
Griffith Laboratories, Inc.
12200 South Central Avenue
Alsip, Illinois  60658

Dear Mr. O'Neill:

This letter is to call your attention to the fact that the lease dated February 19, 1974, between Cynwyd Investments, (the owner of the property is now Fidelco Growth Investors); Griffith Laboratories, Inc.; and Clayton McLendon, Inc.; on the premises you are leasing at 2973 Olympic Industrial Drive, N.W., Smyrna, Georgia, began March 1, 1974 and ends on February 28, 1977.

I also call your attention to the fact that Special Stipulation Number 32 of that Agreement states, "If tenant is not in default at the time, he shall have an option to renew this lease for an additional three year term beginning March 1, 1977, provided, however, that tenant must notify Landlord on or before September 1, 1976, of his intention to do so. In the event tenant fails to notify Landlord in writing at least six months in advance of the expiration of this lease, then this option shall be null and void."

Mr. Georgia Smolko tells me you do intend to exercise the option to renew the lease and I felt it our obligation to call your attention to the above. You have been excellent tenants and I hope you will exercise the option to renew.

Sincerely,

/s/ Clayton D. McLendon

Clayton D. McLendon

CDM:pc

cc:  Mr. George Smolko

[LOGO]

GRIFFITH LABORATORIES U.S.A. 12200 SOUTH CENTRAL AVE. ALSIP, ILL. 60658 312/371-0900





July 8, 1976



Mr. Clayton D. McLendon
Clayton McLendon Inc./Realtors
First National Bank Tower
Suite 1316
Atlanta, Georgia  30303

Dear Mr. McLendon:

Griffith Laboratories is interested in extending our lease, dated February 19, 1974. Special Stipulation number 32 of that agreement states that we have an option to renew our lease for an additional three years, beginning March 1, 1977, provided that we notify you on or before September 1, 1976.

Please accept this letter as our notification to exercise our option to renew.

Very truly yours,



GRIFFITH LABORATORIES, INC.

/s/ Joseph M. O'Neill

Joseph M. O'Neill
Director of Purchasing and Distribution

JMO/cam

cc:   George Smolko
      L.C. Culligan
      D. Alguire
      J. English

                        CLAYTON MCLENDON INC./REALTORS(R)
                      FIRST NATIONAL BANK TOWER, SUITE 3944
                             ATLANTA, GEORGIA 30303
                                  404 658-1770



July 15, 1976



Mr. Joseph M. O'Neill
Director of Purchasing and Distribution
Griffith Laboratories, Inc.
12200 South Central Avenue
Alsip, Illinois  60658

Dear Mr. O'Neill:

We are pleased that you have exercised your option to extend your lease on the premises you occupy on Olympic Industrial Drive, NW, for an additional three-year term beginning March 1, 1977 and terminating on February 29, 1980.

You have been excellent tenants and we are glad you have elected to remain in this building. Please contact me when I can be helpful to you in any way.

Sincerely,

/s/ Clayton D. McLendon

Clayton D. McLendon

CDM:pc

                          AMENDMENT TO LEASE AGREEMENT


         THIS AMENDMENT TO LEASE AGREEMENT, is made as of the 16 day of November 1979 by and among GRIFFITH LABORATORIES, INC. (hereinafter referred to as "Tenant"), SEALY (GA), a Louisiana Partnership (hereinafter referred to as "Landlord") and CLAYTON McLENDON, INC. (hereinafter referred to as "Agent").

                              W I T N E S S E T H:

         WHEREAS, Tenant, Cynwyd Investments and Agent entered into a Lease Agreement dated February 19, 1974 for the lease of 11,238 square feet in a multi-tenant industrial building commonly known as 2973 Olympic Industrial Drive, N. W., Smyrna, Georgia for a term beginning March 1, 1974 and ending February 28, 1977 (hereinafter referred to as the "Lease"); and
         WHEREAS, Tenant exercised its option as set forth in the Lease to extend the term of the Lease for three years beginning March 1, 1977 and ending on February 28, 1980; and

         WHEREAS, Cynwyd Investments subsequently conveyed the property on which said multi-tenant building is located and assigned the Lease to Landlord: and

         WHEREAS, the parties hereto desire to amend the terms of the Lease in order to extend the term of the Lease for an additional one year and provided an option for Tenant to further extend the term of the Lease an additional three years upon the same terms and conditions as set forth in the Lease.

         NOW THEREFORE, for an in consideration of the Lease and other good and valuable consideration the parties agree as follows:

         1. The term of the Lease as extended by the previous exercise of Tenant's option to extend the term of the Lease as hereinabove set forth, shall be extended for a one year term commencing March 1, 1980 and ending February 28, 1981 upon the same terms and conditions set forth in the Lease.

         2. Tenant at its option may extend the term of the Lease as amended herein for an additional three year term commencing March 1, 1981 through and including February 28, 1984 upon the same terms and conditions as set forth in the Lease by notifying Landlord in writing of its intention to exercise this option sent certified mail return receipt requested to the address set forth below for Landlord on or before September 1, 1980 with a copy of same to Agent; provided however, if Tenant does exercise said option, as aforesaid, the Lease shall be deemed amended to extend the term of the Lease as aforesaid and Tenant shall be bound thereby; and provided further if Tenant does not exercise Tenant's option to extend the term of the Lease as aforesaid, said option shall be deemed waived and null and void.

         3. The following provision in its entirety shall be inserted into the Lease as Paragraph #33 therein, to wit:

         In the event that: (1) Landlord's premium for hazard or all risk insurance is increased or threatened to be increased above its present rates,
(2) the insurance rating for the premises is deemed more hazardous, (3) the Landlord's insurance policy is cancelled or threatened to be cancelled or (4) the insurance maintained by any other Tenants within the building is cancelled, threatened to be cancelled or the premiums therefor are increased or threatened to be increased as a result of the maintenance, storage or use by Tenant of any chemicals or other materials (whether or not presently being used by Tenant) which are or are deemed by the Landlord's or other Tenant's insurance company or their underwriters as explosive, flammable or hazardous, then, in any of said events, upon notice to Tenant by Landlord, Tenant hereby agrees, subject to the last sentence of this paragraph, to promptly satisfy or otherwise comply with, at Tenant's sole cost and expense, any and all requirements of any said insurance company or its underwriter in order to maintain Landlord's or other Tenant's insurance at its present rates included but not limited to constructing structural improvements within the premises and maintaining other safety precautions or procedures. In all events, subject to the last sentence of this paragraph, Tenant hereby agrees to pay to Landlord as additional rental hereunder the amount of any increased insurance premiums above Landlord's present insurance premiums resulting from said maintenance, storage or use by Tenant of any said chemicals or other said materials. Within 45 days of receipt of notice by Tenant from Landlord, Tenant shall decide whether to comply with the requirements of the insurance company, including but not limited to making structural changes and paying increased premiums, or whether to terminate this Lease; if Tenant terminates this Lease, he shall so notify Landlord by the expiration of the above mentioned 30 day period, and thereafter lease the premises within 30 days after sending the termination notice; Tenant terminates, it shall pay rent only for as long as it has occupied the premises.

         4. Unless Landlord notifies Tenant in writing to the contrary, Landlord's address for purposes of receiving notices required herein or in the Lease shall be as follows:

               Sealy (Ga)
               c/o Sealy Realty Company, Inc.
               1401 Petroleum Tower
               Shreveport, Louisiana 71101

         5. Except as expressly amended herein, all other terms and conditions of the Lease shall remain the same and the parties hereto expressly ratify said terms and conditions and agree to be bound thereby.

         IN WITNESS WHEREOF the parties have signed and sealed this Amendment to Lease as of the date first above written.

                                              TENANT:

Signed, sealed and delivered                  GRIFFITH LABORATORIES, INC.
in the presence of:


                                              By:     /s/ Robert Gralewski
---------------------------------                    ---------------------------
Unofficial Witness

[illegible]                                   Attest: [illegible]
---------------------------------                     --------------------------
Notary Public

                                                            (CORPORATE  SEAL)
                                              AGENT:

Signed, sealed and delivered                  CLAYTON MCLENDON ,INC.
in the presence of:


[illegible]                                   By:     [illegible]
---------------------------------                     --------------------------
Unofficial Witness

[illegible]                                   Attest: /s/ Inez M. McLendon
---------------------------------                     --------------------------
Notary Public, Georgia, State at Large
My Commission Expires Sept 18, 1983

                                                            (CORPORATE  SEAL)


                                              LANDLORD:

Signed, sealed and delivered                  SEALY(GA)
in the presence of:


/s/ Sheila Graff                              By:     /s/ Scott P. Sealy  (SEAL)
---------------------------------                     --------------------------
Unofficial Witness                                    Scott P. Sealy

/s/ Lucille Carter Rowe                       Attest:
---------------------------------                     --------------------------
LUCILLE CARTER ROWE, Notary Public
          Caddo Parish, Louisiana
         My Commission is for Life

                          AMENDMENT TO LEASE AGREEMENT


         THIS AMENDMENT TO LEASE AGREEMENT, is made as of the 31st day of October, 1980 by and among GRIFFITH LABORATORIES, U.S.A., INC., (hereinafter referred to as "Tenant"), SEALY (GA), a Louisiana Partnership (hereinafter referred to as "Landlord") and CLAYTON McLENDON, INC. (hereinafter referred to as "Agent").
                              W I T N E S S E T H:

         WHEREAS, Tenant, Cynwynd Investments and Agent entered into a Lease Agreement dated February 19, 1974 for the lease of 11,238 square feet in a multi-tenant industrial building commonly known as 2973 Olympic Industrial Drive, N.W., Symrna, Georgia for a term beginning March 1, 1974 and ending February 28, 1977 (hereinafter referred to as the "Lease"); and
         WHEREAS, Cynwynd Investments subsequently conveyed the property on which said multi-tenant building is located and assigned the Lease to Landlord; and
         WHEREAS, Tenant, Landlord and Agent entered into an Amendment to Lease Agreement dated November 16, 1979 to extend the term commencing March 1, 1980 and ending February 28, 1981, with an option to Tenant to further extend the term of the Lease for three years upon the same terms and conditions of the Lease and appropriate Amendments;

         NOW, THEREFORE, for and in consideration of the Lease and other good and valuable consideration the parties agree as follows:

         1. The tenant hereby exercises the option granted by the Amendment dated November 16, 1979, to renew this Lease for a period of three years, from March 1, 1981 to February 29, 1984 ("First Option Term"). During this First Option Term the monthly rental shall be $1,873.00 per month. All other terms of the Lease Agreement and appropriate Amendment shall remain in effect.

         2. Tenant shall also have the option to renew this Lease for an additional period ("Second Option Term") commencing at the expiration of the First Option Term, on the same terms and conditions as contained herein, except that the duration of the Second Option Term and the amount of rental during the Second Option Term shall be as hereinafter provided.

         The duration of the Second Option Term shall be a period of five years.

         Tenant shall exercise such option to renew if at all, by delivering written notice of such exercise to Landlord by not later than 180 days prior to the expiration of the First Option Term hereof with a copy of same to Agent. Within 30 days after Landlord receives Tenant's notice of exercise of the option for the Second Option Term, Landlord shall give written notice to Tenant of the annual rental which Landlord will accept for the Second Option Term. If Tenant does not agree to the rental amount set forth in Landlord's notice, then Landlord and Tenant shall in good faith negotiate to reach agreement upon a rental acceptable to each of them. If the parties reach agreement as to rental, the parties shall promptly thereafter execute and deliver to each other an addendum to this Lease, setting forth the rental agreed to by Landlord and Tenant. If the parties fail to reach agreement as to the rental for the Second Option Term prior to 120 days prior to the expiration date of the First Option Term, then Tenant's right to exercise such option shall terminate and be of no effect.

         3. Except as expressly amended herein, all other terms and conditions of the Lease shall remain the same and the parties hereto expressly ratify said terms and conditions and agree to be bound thereby.

         IN WITNESS WHEREOF, the parties have signed and sealed this Amendment to Lease as of the date first above written.

Signed, Sealed and Delivered                 TENANT:
in the presence of:
                                             GRIFFITH LABORATORIES, U.S.A., INC.
/s/ Dorothy M. Nelson
-----------------------------
Unofficial Witness                           By:    [illegible]
                                                    -------------------------

[illegible]
------------------------------               Attest: [illegible]
Notary Public                                       -------------------------
                                                      (CORPORATE SEAL)



Signed, Sealed and Delivered                 AGENT:
in the presence of:
                                             CLAYTON McLENDON, INC.
[illegible]
-------------------------------
Unofficial Witness                           By:   [illegible]
                                                   --------------------------

[illegible]
------------------------------               Attest:  /s/ Inez M. McLendon
Notary Public                                       -------------------------

                                                      (CORPORATE SEAL)



Signed, Sealed and Delivered                 LANDLORD:
in the presence of:
                                             SEALY (GA)
[illegible]
---------------------------
Unofficial Witness                           By: /s/ Scott P. Sealy(Seal)
                                                 -----------------------------

---------------------------
Notary Public

                          AMENDMENT TO LEASE AGREEMENT


THIS AMENDMENT TO LEASE AGREEMENT, IS MADE AS OF THE 31st DAY OF AUGUST 1983 BY AND BETWEEN GRIFFITH LABORATORIES, U.S.A., INC., (hereinafter referred to as "Tenant"), SEALY (GA), a Limited Partnership (hereinafter referred to as "Landlord") and CLAYTON MC LENDON, INC. (hereinafter referred to as "Agent").

                              W I T N E S S E T H:

WHEREAS, Tenant, Cynwynd Investments and Agent entered into a Lease Agreement dated February 19, 1974 for the lease of 11,238 sq. ft. in a multi-tenant industrial building commonly known as 2973 Olympic Industrial Drive, N. W., Smyrna, Georgia for a term beginning March 1, 1974 and ending February 28, 1977 (hereinafter referred to as the "Lease"); and

WHEREAS, Cynwynd Investments subsequently conveyed the property on which said multi-tenant building is located and assigned the Lease to Landlord; and

WHEREAS, Tenant, Landlord and Agent entered into an Amendment to lease Agreement dated October 31, 1980 to extend the term commencing March 1, 1981 and ending February 28, 1984, with an option to Tenant to further extend the term of the Lease for three years upon the same terms and conditions of the Lease and appropriate Amendments;

NOW, THEREFORE, for and in consideration of the Lease and other good and valuable consideration the parties agree as follows:

         1. The Tenant hereby exercises the option granted by the Amendment dated October 31, 1980, to renew this Lease for a period of five (5) years, from March 1, 1984 to February 28, 1989 ("Option Term"). During this Option Term the monthly rental shall be $2,107.13 per month during the first three (3) years and $2,341.25 per month for the remaining two years. All other terms of the Lease Agreement and appropriate Amendment shall remain in full force and effect.

         2. Tenant shall also have the option to renew this Lease for an additional term of three (3) years commencing March 1, 1989 and ending February 28, 1992, under the same terms and conditions as the original Lease except the rental for the second option shall be computed in accordance with the attached Exhibit A.

         3. Except as expressly amended herein, all other terms and conditions of the Lease shall remain the same and the parties hereto expressly ratify said terms and conditions and agree to be bound thereby. IN WITNESS WHEREOF the parties have signed this Amendment to Lease as of the date first above written.

WITNESSES:                                   TENANT:

/s/ Diane Kolar                         GRIFFITH LABORATORIES, U.S.A., INC.
------------------------------
                                        BY   /s/ Donald S. Alguire
------------------------------            --------------------------------------


                                             LANDLORD:

/s/ Sheila Graff                        SEALY, (GA), A LIMITED PARTNERSHIP
------------------------------
/s/ June Tilley                         BY   /s/ Scott P. Sealy
------------------------------             -----------------------------------
                                            Scott P. Sealy, General Partner



                                             AGENT:

 -----------------------------          CLAYTON MC LENDON, INC.

/s/ Dianne M. Catter                    BY   [illegible]
------------------------------             -----------------------------------

                                                                   EXHIBIT A






                                 OPTION TO RENEW



While this lease is in full force and effect, provided that Lessee is not in default, of any of the terms, covenants, and conditions thereof, Lessee shall have the right or option upon six (6) months written notice to Lessor to extend the original term of this lease for one additional term of three (3) years. Such extension or renewal of the original term shall be on the same terms, covenants or conditions as provided for in the original term except that the rental during the option period, shall be increased by an amount to be determined by multiplying the base rental during the primary term, by the percentage increase in the Consumer Price Index, as prepared by the U. S. Bureau of Labor Statistics. CPI-W as used herein shall mean the Consumer Price Index, U. S. Average, all Items, 1967=100, issued by the U. S. Bureau of Labor Statistics Section for Urban Wage Earners and Clerical Workers.

The percentage increase shall be determined by subtracting the CPI-W for the fourth month prior to the beginning date of the lease from the CPI-W for the fourth month prior to the end of the lease term and dividing that difference by the CPI-W for the fourth month prior to the beginning date of the lease term. If an increase shall become effective by application of the foregoing, then such increase shall be applicable for each month during such extended year term. In all cases, the CPI-W referenced shall be that monthly published index that is most recent to the date in question. In no event shall the rental in the renewal term be below the rental in the original term of the lease.

If the publication of the CPI-W should be discontinued or the base year changed, the parties hereto shall thereafter accept comparable statistics on consumer prices for the United States as they shall be computed by an agency of the United States or by a responsible financial periodical of recognized authority then to be selected by the parties hereto.

THIS AMENDMENT TO LEASE AGREEMENT is made as of the 10th day of February, 1984 by and between GRIFFITH LABORATORIES, U.S.A., INC., (hereinafter referred to as "Tenant"), SEALY (GA), A LIMITED PARTNERSHIP (hereinafter referred to as "Landlord") and CLAYTON MCLENDON, INC. (hereinafter referred to as "Agent").

                              W I T N E S S E T H:

         WHEREAS, Tenant, Cynwynd Investments and Agent entered into a Lease Agreement dated February 19, 1974 for the lease of 11,238 square feet in a multi-tenant industrial building commonly known as 2973 Olympic Industrial Drive, N.W., Smyrna, Georgia for a term beginning March 1, 1974, and ending February 28, 1977 (hereinafter referred to as the "Lease"); and

         WHEREAS, Cynwynd Investments subsequently conveyed the property on which said multi-tenant building is located and assigned the Lease to Landlord; and

         WHEREAS, Tenant, Landlord and Agent entered into an Amendment to Lease Agreement dated October 31, 1980, to extend the term commencing March 1, 1981, and ending February 28, 1984, with an option to Tenant to further extend the term of the Lease for three (3) years upon the same terms and conditions of the Lease and appropriate Amendments; and

         WHEREAS, by Amendment to Lease Agreement dated August 10, 1983, Tenant exercised the option granted by the Amendment dated October 31, 1980, to renew this Lease for a period of five (5) years, from March 1, 1984, to February 28, 1989 ("Option Term"). During this Option Term the monthly rental is $2,107.13 per month during the first three (3) years and $2,341.25 per month for the remaining two years. All other terms of the Lease Agreement and appropriate Amendment are in full force and effect; and

         WHEREAS, Tenant has the option to renew this Lease for an additional term of three (3) years commencing March 1, 1989, and ending February 28, 1992, under the same terms and conditions as the original Lease except the rental for the second option computed in accordance with said Amendment dated August 10, 1983; and

         WHEREAS, Tenant desires to expand the premises subject of the Lease.

         NOW, THEREFORE, for and in consideration of the Lease and other good and valuable consideration the parties agree as follows:

         1. Commencing September 1, 1984, the leased premises shall be expanded to include the approximately 5,619 square feet of adjacent space currently occupied by Bonded Service Company, Inc. shown on Exhibit "A" attached hereto.

         2. (a) Commencing September 1, 1984, the rental due under the Lease shall be increased by $1,053.56 per month (said increased rental computed at the rate of $2.25 of square foot multiplied times 5,619 square feet). The annual rent for the entire leased premises including the premises presently subject to the Lease and as increased by the additional space made part of the Lease by this Amendment shall be $37,928.28. The total monthly rent shall be $3,160.69.

     (b) Commencing March 1, 1987, through and including February 28, 1989, the total monthly rental for the entire premises subject to the Lease as expanded hereby shall be $3,511.88 and the total annual rent shall be $42,142.50.

     3. As soon as commercially reasonable after September 1, 1984, but before October 1, 1984, Tenant hereby agrees to construct at its cost and expense, and in a good and workmanlike manner free and clear of all liens or other obligations, a demising wall at the column line shown on Exhibit "A". In addition, Tenant hereby agrees to rewire and/or redirect the utility service for said expansion space of 5,619 square feet in order that said space be included in the service for tenant's existing space and that such expanded space be metered as part of Tenant's existing service, at Tenant's cost and expense.

     4. Landlord and Tenant acknowledge that said expanded space is presently under lease with Bonded Service Company, Inc. until August 31, 1984, and that this Amendment is subject to said Lease. Between the date hereof and September 1, 1984, Landlord does hereby consent to any sublease for said expanded space entered into between Bonded Service Company, Inc. and Tenant, provided, however, such consent is not intended to relieve Bonded Service Company, Inc. under any of its obligations to Landlord under its Lease. In the event such sublease is entered into, Tenant shall be responsible for constructing said demising wall and changing said utility service in accordance with paragraph 3 above, in all events prior to September 1, 1984.

     5. Tenant hereby agrees to hold Landlord harmless from any and all claims or liabilities resulting from Tenant's construction of said demising wall and changes in the wiring and/or utility systems pursuant to paragraph 3 or 4 hereof. Tenant further agrees to conduct such construction activities at a minimal interruption or interference with the leased premises or space adjacent to said 5,619 square feet.

     6. Except as the Lease is expressly amended herein, all other terms and conditions of the Lease as previously amended shall remain the same and the parties hereto expressly ratify said terms and conditions and agree to be bound hereby.

         IN WITNESS WHEREOF, the parties have signed this Amendment to Lease as of the date first above written.

                                          TENANT:

                                          GRIFFITH LABORATORIES, U.S.A., INC.


                                          By   /s/ Robert S. Gralewski
                                               Vice President, Administration


WITNESSES:                                UBSCRIBED and SWORN to before me
                                          his 23rd day of February, 1984.
/s/ Diane Kolar
-----------------------------

                                          /s/ Kathleen A. Lemhan
-----------------------------             -------------------------------------
                                          Notary Public  MY COMMISSION EXPIRES
                                          MAY 1, 1984



                                          LANDLORD:

                                          SEALY (GA), A LIMITED PARTNERSHIP



                                          AGENT:

                                          CLAYTON MCLENDON, INC.


                                          By   [illegible]
                                            -----------------------------------

/s/ W. Eugene Hall
--------------------------------------

/s/ Jacqueline Swaggert
--------------------------------------
Notary Public, Georgia, State at Large
My Commission Expires Feb. 2, 1988

                               AMENDMENT TO LEASE

         THIS AMENDMENT TO LEASE is entered into this 13th day of May, 1994, by and between INDCON, L.P., successor to Adams Properties Associates (hereinafter called "LANDLORD") and GRIFFITH MICRO SCIENCE, INC. (hereinafter called "TENANT");

WITNESSETH;

         WHEREAS, the LANDLORD and TENANT have previously entered into a Lease Agreement dated the 19 day of February, 1974, with Amendments thereto dated, November 16, 1977, October 31, 1980, August 31, 1983, February 10, 1984, May 5,
1994 and Lease Extensions and Modifications dated December 17, 1986 and March 19, 1992, for premises containing approximately 44,815 square feet and located at 2971 Olympic Industrial Drive, Atlanta, Georgia (hereinafter referred to as the "Original Lease"); and

         WHEREAS, LANDLORD and TENANT are desirous of modifying and amending certain parts of the Original Lease;

         NOW THEREFORE, in consideration of TEN DOLLARS ($10.00), paid by each of the parties to the other, the receipt of which is hereby acknowledged, it is agreed by and between the parties that the Lease shall be hereby amended in the following manner and upon the terms and conditions hereinafter set forth:

1. The address of the Demised Premises is hereby amended to read 2973 Olympic Industrial Drive, Atlanta, Georgia.

Except as provided herein, all other terms, conditions, and covenants under said Original Lease shall remain in full force and effect and cannot be modified unless said modification is reduced to writing and signed by all parties.

         Time is of the essence on this Amendment to lease.

TENANT:                              LANDLORD:
GRIFFITH MICRO SCIENCE, INC.         INDCON, L.P.
                                     By:     Adams Properties Associates
                                             Its General Partner
                                     By:     Continental Mortgage & Equity Trust
                                             Its General Partner

BY:      /s/  Frank S. Lange         BY:     [illegible]
   -------------------------------      ----------------------------------------
NAME:    Frank S. Lange              NAME:[illegible]
      ----------------------------        --------------------------------------
TITLE:   Vice President Operations   TITLE:V.P.
      ----------------------------        --------------------------------------
DATE:    5-13-94                     DATE:5/13/94
      ----------------------------        --------------------------------------
WITNESS:  [illegible]                WITNESS:  /s/ Michelle C. McDowell
        --------------------------           -----------------------------------

                   LEASE EXTENSION AND MODIFICATION AGREEMENT

     THIS LEASE EXTENSION AND MODIFICATION AGREEMENT ("Amendment"), made and entered into this 19th day of March, 1992, by and between ADAMS PROPERTIES ASSOCIATES, a Georgia general partnership (hereinafter called "Landlord"), and GRIFFITH MICRO SCIENCE, INC. (hereinafter called "Tenant"), and CLAYTON MCLENDON, INC. (hereinafter called "Agent").

                                               W I T N E S S E T H:

     WHEREAS, by Lease Agreement, dated February 19, 1974, Cynwynd Investments, as landlord, leased to Griffith Laboratories, Inc. certain premises (the "Premises") situated at 2971 Olympic Industrial Drive, Atlanta, Georgia, currently containing 44,815 square feet of office-warehouse space and;

     WHEREAS, Cynwynd Investments subsequently conveyed the Premises to Sealy
(GA), A Limited Partnership, and;

     WHEREAS, the Lease Agreement was modified by that certain Amendment to Lease Agreement dated November 16, 1979, by and among Griffith Laboratories, U.S.A., Inc., Sealy (GA), A Limited Partnership and Agent, by that certain Amendment to Lease dated October 31, 1980, by and among Griffith Laboratories, U.S.A., Inc., Sealy (GA), A Limited Partnership and Agent, by that certain Amendment to Lease Agreement dated August 31, 1983, by and between Griffith Laboratories, U.S.A., Inc., Sealy (GA), A Limited Partnership and Agent, and by that certain Amendment to Lease Agreement dated February 10, 1984 by and among Griffith Laboratories, U.S.A., Inc., Sealy (GA), A Limited Partnership and Agent;

     WHEREAS, Griffith Laboratories, U.S.A., Inc. formed a wholly-owned subsidiary corporation now know as Griffith Micro Science, Inc., a Delaware corporation, in October, 1984 and conveyed all of its assets, including the Lease Agreement, as amended to Tenant;

     WHEREAS, Sealy Consolidated Capital Properties ("SCCP") acquired the Premises and all the right, title and interest to said Lease Agreement, as amended, from Sealy (GA), A Limited Partnership, in May 1986;

     WHEREAS, the Lease Agreement was further modified by Lease Extension and Modification Agreement dated December 17, 1986, by and among SCCP, Griffith Laboratories, U.S.A., Inc. and Agent (the Lease Agreement, as amended, is herein referred to as the "Lease");

     WHEREAS, SCCP changed its name on May 2, 1989, to Adams Properties Associates.

     NOW, THEREFORE, in consideration for the mutual promises given one to the other, the parties hereto intending to be legally bound, do hereby covenant and agree as follows:

     1. The term of the Lease is hereby extended for two (2) years, which extended term shall begin on March 1, 1992, and shall expire on February 28, 1994.

     2. The monthly base rental is hereby amended and Tenant agrees to pay to Landlord, effective March 1, 1992, through February 28, 1994, a base rental of $9,336.46 per month, in accordance with the terms of the Lease.

     3. If Tenant is not in default of any terms or conditions of the Lease, Tenant shall have the option to renew the Lease for two (2) additional terms of one (1) year each. The "First Option Period" shall commence upon the expiration of the extended term herein described and shall be on the same terms and conditions as contained in the Lease, except the monthly base rental shall be $10,270.00 beginning March 1, 1994 and ending February 28, 1995. Tenant shall exercise the "First Option Period" by delivering written notice of such exercise to Landlord no later than 180 days prior to the expiration of the extended term described herein.

     If Tenant is not in default of any terms or conditions of the "First Option Period", Tenant shall have a further option to renew for an additional one (1) year, "Second Option Period", upon expiration of the "First Option Period", upon the same terms and conditions as contained in the Lease, except the monthly base rental for the "Second Option Period" shall be $11,203.75 beginning March 1, 1995 and ending February 28, 1996. Tenant shall exercise the "Second Option Period" by delivering written notice of such exercise to Landlord no later than 180 days prior to the expiration of the "First Option Period".

     In the event Tenant fails to exercise the "First Option Period", the "Second Option Period" shall be void and of no effect.

     4. The term "Hazardous Substances", as used in the Lease and this Amendment shall mean pollutants, contaminants, toxic or hazardous wastes or any other substances, the use and/or the removal of which is required or the use of which is restricted, prohibited or penalized by "Environmental Laws". The term "Environmental Laws" as used in the Lease and this Amendment shall mean any federal, state or local law, ordinance or other statute of a governmental or quasi-governmental authority relating to pollution or protection of the environment.

     Tenant hereby agrees that (i) no activity will be conducted on the Premises that will produce a Hazardous Substance, except for such activities that are part of the ordinary course of Tenant's business activities ("Permitted Activities"); provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been approved in advance in writing by Landlord; Tenant shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency;
(ii) the Premises will
not be used in any manner for the storage of any Hazardous Substances, except for the temporary storage of such materials that are used in the ordinary course of Tenant's business ("Permitted Materials"), provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and approved in advance, in writing, by Landlord; Tenant shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency; (iii) no portion of the Premises will be used as a landfill or dump; (iv) Tenant will not install any underground tanks of any type; (v) Tenant will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time, may constitute a public or private nuisance; (vi) Tenant will not permit any Hazardous Substances to be brought onto the Premises, except for the Permitted Materials described below, and if so, brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required clean-up procedures shall be diligently undertaken pursuant to all Environmental Laws. Landlord or Landlord's representative shall have the right, but not the obligation, to enter the Premises for the purposes of inspecting the storage, use and disposal of Permitted Materials to ensure compliance with all Environmental Laws. Should it be determined by Landlord, applying current environmental statutes and laws that said Permitted Materials are being improperly stored, used, or disposed of, then Tenant shall immediately take such corrective action within twenty-four hours if possible, and, if not possible, within a reasonable time not to exceed three (3) months; provided, however, if such corrective action cannot be completed within said three (3) month period, Tenant, so long as Tenant shall diligently and actively be pursuing such corrective action, shall have a reasonable period to complete such corrective work. If Tenant fails to take appropriate corrective action in a timely manner, Landlord shall then have the right to perform such work and Tenant shall promptly reimburse Landlord for any and all cost associated with said work. If at any time during or after the term of the Lease, the Premises are found to be so contaminated or subject to said conditions and such contamination or condition occurred during the term of the Lease and such contamination or condition was caused by Tenant, its employees, representatives or agents, Tenant shall diligently institute proper and thorough clean-up procedures, at Tenant's sole cost, and Tenant agrees to indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of the use of the Premises by Tenant. The foregoing indemnification and the responsibilities of Tenant shall survive the termination or expiration of the Lease. If such contamination or condition occurred prior to or after the term of this Lease and was not caused by Tenant, Landlord shall indemnify and hold Tenant harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of the use of the Premises. The foregoing indemnification and the responsibilities of Landlord shall survive the termination or expiration of the Lease.

     Landlord acknowledges that Tenant's contract sterilization operations in the Premises require the use and storage of ethylene oxide, defined as a Hazardous Substance under certain state and federal regulations. Tenant's contract, sterilization operations shall be a

Permitted Activity, as defined above, and ethylene oxide shall be a Permitted Material, as defined above.

     5. The Landlord under this Amendment is Adams Properties Associates, a Georgia general partnership composed of (a) Continental Mortgage and Equity Trust and Income Special Associates, a California general partnership as managing partner composed of National Income Realty Trust, a California business trust and Continental Mortgage and Equity Trust, a California business trust. The Declarations of Trust, as amended, establishing National Income Realty Trust and Continental Mortgage and Equity Trust, a California business trust (collectively, the "Trusts" and severally, "Trust"), dated October 31, 1978 and August 27, 1980, respectively, copies of which, together with all amendments thereto (the "Declaration"), are duly recorded in the office of other recorder of the County of Alameda, State of California, provide, with respect to each Trust, that (a) the Trustee shall conduct the Trust's activities in the name of the Trust, (b) the name of the Trust refers to the Trustee collectively as trustees, but not individually or personally, (c) no trustee, shareholder, officer, employee, or agent shall have any personal liability, jointly or severally, for any obligation of or claim against the Trust, and (d) all persons dealing with the Trust, in any way, must look solely to the assets of the Trust for the payment of any claims against the Trust. Accordingly, Tenant agrees to look solely to the respective assets of each Trust for the enforcement of any claims against either National Income Realty Trust or Continental Mortgage and Equity Trust.

     6. Landlord hereby acknowledges the assignment of the Lease by Griffith Laboratories, U.S.A., Inc. to Griffith Micro Science, Inc.

     7. Except as the Lease is expressly amended herein, all other terms and conditions of the Lease as previously amended shall remain the same and the parties hereto expressly ratify said term and conditions and agree to be bound hereby.

     IN WITNESS WHEREOF, the parties have executed this Amendment in triplicate the day and year first written above.



WITNESSES:                           LANDLORD

-------------------------            ADAMS PROPERTIES ASSOCIATES

-------------------------            By: [illegible]
                                        ------------------------------
                                        Title:  Vice President
                                              ------------------------

WITNESSES:                           TENANT:

--------------------------           GRIFFITH MICRO SCIENCE, INC

                                       By:  /s/ William A. Fennelly
                                           ----------------------------------
                                          Title:  Vice President, Operations
                                                -----------------------------
                                       AGENT:

WITNESSES:                             CLAYTON MCLENDON, INC.

                                       By:
---------------------------               ----------------------------------
                                          Title:
---------------------------                     -----------------------------

                                 March 25, 1992


Mr. William A. Fennelly
Vice President - Operations
Griffith Micro Science
200 South Frontage Road
Suite 120
Burr Ridge, Illinois  60521

     Re:  2971 Olympic, Atlanta, Georgia (the "Property")

Dear Tenant:

     This is to inform you that on March 25, 1992, the Property was purchased by Sealy Southeastern, L.P. ("Partnership") from Adams Properties Associates ("Adams") and all of Adams' right, title and interest in the lease you hold encumbering a portion of the Property was assigned to the Partnership. Enclosed for your files is a copy of the Assignment of Leases by and between Adams and the Partnership and your copy of the executed Subordination, Non-Disturbance, Attornment and Estoppel Agreement. From the date hereof, all amounts due and payable under your Lease and all notices under the Lease should be sent to the following address:

     Sealy Southeastern, L.P.
     c/o The Sealy Companies
     333 Texas Street
     Suite 1450
     Shreveport, Louisiana 71101

                                         Yours very truly,

                                         PARTNERSHIP:

                                         SEALY SOUTHEASTERN, L.P., a
                                         Georgia limited partnership

                                         By:  Sealy Venture II, L.P., a
                                              Georgia limited partnership,
                                              its sole general partner

                                              By:  Sealy Industrial,
                                                    Inc., a Georgia
                                                    corporation, its sole
                                                    general partner

                                                     By:/s/  Scott P. Sealy
                                                        -----------------------
                                                        Scott P. Sealy,
                                                        President

                                                        [CORPORATE SEAL]

                                     ADAMS:

                                     ADAMS PROPERTIES ASSOCIATES, a
                                     Georgia general partnership

                                     By:  Income Special Associates,
                                          a California general
                                          partnership, General Partner

                                          By:  National Income Realty
                                               Trust, a California
                                               business trust, General
                                               Partner

                                               By:   /s/  Peter L. Larsen
                                                     ---------------------------
                                               Name:   Peter L. Larsen
                                                     ---------------------------
                                               Title:  Vice President
                                                     ---------------------------


                                                      [TRUST SEAL]

                                          By:  Continental Mortgage
                                               and Equity Trust, a
                                               California business
                                               trust, General Partner

                                               By:   /s/  Peter L. Larsen
                                                     ---------------------------
                                               Name:   Peter L. Larsen
                                                     ---------------------------
                                               Title:  Vice President
                                                     ---------------------------

                                                      [TRUST SEAL]

                                     By:  Continental Mortgage and
                                          Equity Trust, a California
                                          business trust, General
                                          Partner

                                         By:    /s/  Peter L. Larsen
                                               ----------------------------
                                         Name:  Peter L. Larsen
                                               ----------------------------
                                         Title: Vice President
                                               -------------------------
                                                 [TRUST SEAL]

                               AMENDMENT TO LEASE

         THIS AMENDMENT TO LEASE is entered into this 13th day of May, 1994, by and between INDCON, L.P., successor to Adams Properties Associates (hereinafter called "LANDLORD") and GRIFFITH MICRO SCIENCE, INC. (hereinafter called "TENANT");

WITNESSETH;

         WHEREAS, the LANDLORD and TENANT have previously entered into a Lease Agreement dated the 19 day of February, 1974, with Amendments thereto dated, November 16, 1977, October 31, 1980, August 31, 1983, February 10, 1984, and Lease Extensions and Modifications dated December 17, 1986 and March 19, 1992, for premises containing approximately 44,815 square feet and located at 2971 Olympic Industrial Drive, Atlanta, Georgia (hereinafter referred to as the "Original Lease"); and

         WHEREAS, LANDLORD and TENANT are desirous of modifying and amending certain parts of the Original Lease;

         NOW THEREFORE, in consideration of TEN DOLLARS ($10.00), paid by each of the parties to the other, the receipt of which is hereby acknowledged, it is agreed by and between the parties that the Lease shall be hereby amended in the following manner and upon the terms and conditions hereinafter set forth:

1. Tenant has applied for and received an Air Quality Permit #7389-033-11357 from the State of Georgia Department of Natural Resources Environmental Protection Division with an effective date of March 24, 1994. In order for Tenant to comply with this permit Landlord hereby grants its consent for Tenant to group the aeration ventilation stacks and the chamber backvent into two 68 foot. stacks ("stacks") above the 25 foot roof of the Demised Premises.

2. Tenant shall bear all costs associated with the installation and maintenance of the stacks. Upon vacation of the Demised Premises by Tenant, Tenant shall remove, at its sole cost and expense, the aforementioned stacks. Following installation and removal, Tenant hereby agrees to restore the roof and remaining structure to the same condition that it was in prior to the installation of said stacks, reasonable wear and tear excepted.

3. Tenant acknowledges and agrees that it is liable for all damages, whether to persons or property, caused by, resulting from, or arising as a result of the installation, maintenance or removal of the stacks, and agrees to indemnify and hold Landlord harmless from and against all losses, costs, damages, liabilities or actions, including reasonable attorney's fees, which may arise or which it may incur as a result of the installation, maintenance or removal of said stacks.

4. Tenant shall bear all costs associated with compliance with the Air Quality Permit #7389-033-11357.

Except as provided herein, all other terms, conditions, and covenants under the Original Lease shall remain in full force and effect and cannot be modified unless said modification is reduced to writing and signed by all parties.

         Time is of the essence on this Amendment to lease.

TENANT:                               LANDLORD:
GRIFFITH MICRO SCIENCE, INC.          INDCON, L.P.
                                      By: Adams Properties Associates
                                           Its General Partner
By: Vice President/Operations         By: Continental Mortgage & Equity Trust
                                           Its General Partner

BY /s/ Frank S. Lange                 BY [illegible]
  ------------------------------          ------------------------------------
        FRANK S. LANGE
NAME                                  NAME
     ---------------------------           -----------------------------------

                                 LEASE EXTENSION

                  THIS LEASE EXTENSION is made and entered into this 18th day of March, 1994, by and among INDCON L.P SUCCESSOR TO ADAMS PROPERTIES ASSOCIATES, a Georgia general partnership (hereinafter called "Landlord"), and GRIFFITH MICRO SCIENCE, INC. (hereinafter called "Tenant"), and CLAYTON MCLENDON, INC. (hereinafter called "Agent").

                              W I T N E S S E T H:

                  WHEREAS, by Lease Agreement, dated February 19, 1974, Cynwynd Investments, as landlord, leased to Griffith Laboratories, Inc. certain premises (the "Premises") situated at 2971 Olympic Industrial Drive, Atlanta, Georgia, currently containing 44,815 square feet of office-warehouse space; and

                  WHEREAS, Cynwynd Investments subsequently conveyed the Premises to Sealy (GA), A Limited Partnership; and

                  WHEREAS, the Lease Agreement was modified by that certain Amendment to Lease Agreement dated November 16, 1979, by and among Griffith Laboratories, U.S.A., Inc., Sealy (GA), A Limited Partnership and Agent, by that certain Amendment to Lease dated October 31, 1980, by and among Griffith Laboratories, U.S.A., Inc., Sealy (GA), A Limited Partnership and Agent, by that certain Amendment to Lease Agreement dated August 31, 1983, by and between Griffith Laboratories, U.S.A., Inc., Sealy (GA), A Limited Partnership and Agent, and by that certain Amendment to Lease Agreement dated February 10, 1984 by and among Griffith Laboratories, U.S.A., Inc., Sealy (GA), A Limited Partnership and Agent; and

                  WHEREAS, Griffith Laboratories, U.S.A., Inc. formed a wholly-owned subsidiary corporation now known as Griffith Micro Science, Inc., a Delaware corporation, in October, 1984 and conveyed all of its assets, including the Lease Agreement, as amended to Tenant; and

                  WHEREAS, Sealy Consolidated Capital Properties ("SCCP") acquired the Premises and all the right, title and interest to said Lease Agreement, as amended, from Sealy (GA), A Limited Partnership, in May, 1986; and

                  WHEREAS, the Lease Agreement was further modified by Lease Extension and Modification Agreement dated December 17, 1986, by and among SCCP, Griffith Laboratories, U.S.A., Inc. and Agent; and

                  WHEREAS, SCCP changed its name on May 2, 1989 to Adams Properties Associates; and

                  WHEREAS, the Lease Agreement was further modified by Lease Extension and Modification Agreement dated March 19, 1992, by and among Adams Properties Associates, Griffith Micro Science, Inc. and Agent (the Lease Agreement, as amended, is hereby referred to as the "Lease"); and

                  WHEREAS, by letter dated August 23, 1993 Griffith Micro Science, Inc. notified Adams Properties Associates that it wished to exercise its option for the First Option Period to extend the lease term through February 28, 1995.

                  NOW, THEREFORE, in consideration for the mutual promises given one to the other, the parties hereto intending to be legally bound, do hereby covenant and agree as follows:

                  1. The term of the Lease is hereby extended for one (1) year, which extended term shall begin on March 1, 1994, and shall expire on February 28, 1995.

                  2. The monthly base rental is hereby amended and Tenant agrees to pay to Landlord, effective March 1, 1994, through February 28, 1995, a base rental of $10,270.00 per month, in accordance with terms of the Lease.

                  3. Except as the Lease is expressly amended herein, all other terms and conditions of the Lease as previously amended shall remain the same and the parties hereto expressly ratify said terms and conditions and agree to be bound hereby.

                  IN WITNESS WHEREOF, the parties have executed this Amendment in triplicate the day and year first written above.


                                      LANDLORD:
                                      INDCON, L.P.
                                      BY: ADAMS PROPERTIES ASSOCIATES,
                                          ITS G.P.
                                      By: Continental Mortgage & Equity Trust,
                                          its G.P.

                                      By:  [illegible]
                                          --------------------------------
                                      Title: VP
                                            ------------------------------

                                     TENANT:

                                     GRIFFITH MICRO SCIENCE, INC.


                                     By:  /s/  F.S. Lange 2-7-94
                                        -------------------------------------
                                     Title:  V.P. Operations
                                           ----------------------------------
                                     AGENT:

                                     CLAYTON MCLENDON, INC.

                                     By:  /s/  John E. Haden
                                         -------------------------------------
                                          John E. Haden
                                          President

                                 LEASE EXTENSION

                  THIS LEASE EXTENSION is made and entered into this 4th day of November, 1994, by and among INDCON, L.P. (hereinafter called "Landlord"), and GRIFFITH MICRO SCIENCE, INC. (hereinafter called "Tenant").

                              W I T N E S S E T H:

                  WHEREAS, by Lease Agreement, dated February 19, 1974, Cynwynd Investments, as landlord, leased to Griffith Laboratories, Inc. certain premises (the "Premises") situated at 2971 Olympic Industrial Drive, Atlanta, Georgia, currently containing 44,815 square feet of office-warehouse space, with Clayton McLendon, Inc. (hereinafter "Agent") having procured the Lease Agreement; and

                  WHEREAS, Cynwynd Investments subsequently conveyed the Premises to Sealy (GA), A Limited Partnership; and

                  WHEREAS, the Lease Agreement was modified by that certain Amendment to Lease Agreement dated November 16, 1979, by and among Griffith Laboratories, U.S.A., Inc., Sealy (GA), A Limited Partnership and Agent, by that certain Amendment to Lease dated October 31, 1980, by and among Griffith Laboratories, U.S.A., Inc., Sealy (GA), A Limited Partnership and Agent, by that certain Amendment to Lease Agreement dated August 31, 1983, by and between Griffith Laboratories, U.S.A., Inc., Sealy (GA), A Limited Partnership and Agent, and by that certain Amendment to Lease Agreement dated February 10, 1984 by and among Griffith Laboratories, U.S.A., Inc., Sealy (GA), A Limited Partnership and Agent; and

                  WHEREAS, Griffith Laboratories, U.S.A., Inc. formed a wholly-owned subsidiary corporation now known as Griffith Micro Science, Inc., a Delaware corporation, in October, 1984 and conveyed all of its assets, including the Lease Agreement, as amended to Tenant; and

                  WHEREAS, Sealy Consolidated Capital Properties ("SCCP") acquired the Premises and all the right, title and interest to said Lease Agreement, as amended, from Sealy (GA), A Limited Partnership, in May, 1986; and

                  WHEREAS, the Lease Agreement was further modified by Lease Extension and Modification Agreement dated December 17, 1986, by and among SCCP, Griffith Laboratories, U.S.A., Inc. and Agent; and

                  WHEREAS, SCCP changed its name on May 2, 1989 to Adams Properties Associates; and

                  WHEREAS, the Lease Agreement was further modified by Lease Extension and Modification Agreement dated March 19, 1992, by and among Adams Properties Associates, Griffith Micro Science, Inc. and Agent; and

                  WHEREAS, on December 21, 1993 Agent assigned its commission rights to Mrs. Clayton D. McLendon by written Assignment; and

                  WHEREAS, INDCON, L.P. acquired the Premises and all the right, title and interest to said Lease Agreement from Adams Properties Associates; and

                  WHEREAS, the Lease Agreement was further modified by Lease Extension dated March 18, 1994, by and among INDCON, L.P., Griffith Micro Science, Inc. and Agent (the Lease Agreement, as amended, is hereby referred to as the "Lease"); and

                  NOW, THEREFORE, in consideration for the mutual promises given one to the other, the parties hereto intending to be legally bound, do hereby covenant and agree as follows:

                  1. The term of the Lease is hereby extended through June 30, 1997.

                  2. The monthly base rental is hereby amended, and Tenant agrees to pay to Landlord the following base rental, per month, in accordance with the terms of the Lease:

                  (a) For the period July 1, 1994 through June 30, 1995, $10,270.10 per month;

                  (b) For the period July 1, 1995 through June 30, 1996, $10,568.87 per month;

                  (c) For the period July 1, 1996 through June 30, 1997, $10,904.98 per month.

                  3. Landlord shall reimburse Tenant for, or shall pay for, up to $30,000.00 in improvements that Tenant has made, or will make, to the Premises. Tenant shall furnish Landlord with invoices for any of said improvements not yet paid for, and Landlord shall promptly pay said invoices. Tenant shall furnish Landlord with copies of any invoices for any of said improvements already paid for, and Landlord shall promptly reimburse Tenant for the amount Tenant has paid.

                  4. Landlord shall be responsible for, and shall bear all costs and expenses associated with, any and all alterations to the Premises which may be required by the Americans With Disabilities Act of 1990 (the "ADA"), for the accommodation of disabled individuals who may be employed from time to time by Tenant, or any disabled customers, clients, guests, or invitees or sublessees provided that the Premises remains in substantially the same condition it was in at the time this Lease Extension is executed, except for those improvements referred to in paragraph 3 hereof. If Tenant is notified or becomes aware of failure of the Premises to conform with the ADA and does not notify Landlord within thirty working days, Tenant shall indemnify and hold Landlord harmless from and against any and all liability incurred arising from the failure of the Premises to conform with the ADA, including the cost of making any alterations, renovations or accommodations required by the ADA, or any government enforcement agency, or any courts, any and all fines, civil penalties, and damages awarded against Landlord (or those awarded against Tenant which could become a lien upon the property upon which the Premises are located) resulting from a violation or violations of the ADA, and all reasonable legal expenses and court costs incurred in defending claims made under the ADA, including without limitation reasonable consultants', attorneys' and paralegals' fees, expenses and court costs; as such results from the accommodation of disabled individuals employed by Tenant, or Tenant's disabled customers, clients, guests, invitees or sublessees.

                  5. Except as the Lease is expressly amended herein, all other terms and conditions of the Lease as previously amended shall remain the same and the parties hereto expressly ratify said terms and conditions and agree to be bound hereby.

                  IN WITNESS WHEREOF, the parties have executed this Amendment in triplicate the day and year first written above.


                              LANDLORD:

                              INDCON, L.P.
                              By:  Adams Properties Associates, General Partner
                              By:  Continental Mortgage & Equity Trust,
                                   General Partner

                              By:  [illegible]
                                  ---------------------------------

                              Title:  Vice President
                                   --------------------------------

                              TENANT:


                              GRIFFITH MICRO SCIENCE, INC.

                              By:  /s/  Frank Lange
                                  ----------------------------------

                              Title:  V.P. Operations
                                    ---------------------------------

         THIS EXTENSION AND MODIFICATION AGREEMENT (this "Extension Agreement") is to be attached to and shall form a part of that certain Lease Agreement dated the 19th day of February, 1974, (which together with any prior amendments, modifications and extensions thereof is hereinafter called the Lease), and is executed

                                 BY AND BETWEEN

                       SECURITY CAPITAL INDUSTRIAL TRUST,

                                   AS LANDLORD

                                       AND

                          GRIFFITH MICRO SCIENCE, INC.

                                    AS TENANT

                                       AND

                             CLAYTON MCLENDON, INC.

                                    AS AGENT

                         COVERING THE PREMISES KNOWN AS
                          2971 OLYMPIC INDUSTRIAL DRIVE
                             ATLANTA, GEORGIA 30080

         WHEREAS, Landlord's predecessor in title (Cynwyd Investments) and Tenant have heretofore made and entered into that certain Lease Agreement, dated as of the 19th day of February, 1977 and further amended by that certain Amendment to Lease Agreement dated as of the 16th day of November 1979 by and between SEALY (GA), a Louisiana Partnership ("Landlord") and Agent, and GRIFFITH LABORATORIES, U.S.A., INC. ("Tenant"), and that certain Amendment to Lease Agreement dated as of the 31st day of October, 1990 by and between SEALY (GA), a Limited Partnership ("Landlord") and Agent, and GRIFFITH LABORATORIES, U.S.A., INC., ("Tenant"), and that certain Amendment to Lease Agreement dated as of the 31st day of August, 1983 by and between SEALY (GA), a Limited Partnership ("Landlord") and Agent, and GRIFFITH LABORATORIES, U.S.A., INC., ("Tenant"), and that certain Amendment to Lease Agreement dated as of the 10th day of February, 1984 by and between SEALY (GA), a Limited Partnership ("Landlord") and Agent, and GRIFFITH LABORATORIES, U.S.A., INC., ("Tenant"), and that certain Extension and Modification Agreement dated as of the 17th day of December, 1986 by and between SEALY CONSOLIDATED CAPITAL PROPERTIES, a Joint Venture, by SEALY VENTURE 1, a Georgia Partnership Managing Partner ("Landlord") and Agent, and GRIFFITH LABORATORIES, U.S.A., INC., ("Tenant"), and that certain Lease Extension and Modification Agreement dated as of the 19th day of March, 1992, by and between ADAM PROPERTIES ASSOCIATES, a Georgia general partnership ("Landlord") and Agent, and GRIFFITH MICRO SCIENCE, INC. ("Tenant"), and that certain Lease Extension dated as of the 18th day of March, 1994 by and between ADAM PROPERTIES ASSOCIATES, a Georgia general partnership ("Landlord") and Agent, and GRIFFITH MICRO SCIENCE, INC. ("Tenant"), and that certain Amendment to Lease dated as of the 13th day of May 1994 by and between INDCON, L.P. ("Landlord") and GRIFFITH MICRO SCIENCE, INC. ("Tenant"), and that certain Lease Extension dated as of the 4th day of November, 1994 by and between INCON, L.P. ("Landlord") and GRIFFITH MICRO SCIENCE, INC. ("Tenant"), pursuant to which Landlord leases to Tenant approximately 44,815 square feet of space (the "Premises"), being 2971 Olympic Industrial Drive, Atlanta, Georgia;

         WHEREAS, Landlord and Tenant desire to amend the Lease on the terms and conditions set forth below;

         NOW THEREFORE, and in consideration of the mutual covenants and agreements set forth in this Extension Agreement, the sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

         WITNESSETH, that the Lease is hereby renewed and extended for a further term of eighty-four (84) months to commence on the 1st day of July, 1997 and to end on the 30th day of June 2004, on the condition that Landlord and Tenant comply with all of the covenants and agreements contained in the Lease and herein, except Landlord and Tenant further amend the lease as follows:

1. The new monthly base rental as specified in Paragraph 2 of the Lease Extension dated as of the 4th day of November, 1994 shall be as follows:

                  Months                    Monthly Base Rent
                  ----------                ------------------

                  1-24                      $   12,734.93
                  25-60                     $   13,668.58
                  61-84                     $   14,602.22

2. Tenant's operating expense escrow's to be paid monthly with the rent shall be as follows:

               Taxes:                             $399.61
               Insurance:                         $149.36
               CAM:                               $235.87
               Management Fee:                    $260.30
                                                  -------

               TOTAL:                            $1,045.14

                  OPERATING EXPENSE PAYMENTS. During each month of the Lease Term, on the same date that Base Rent is due, Tenant shall pay Landlord an amount equal to 1/12 of the annual cost, as estimated by Landlord from time to time, of Tenant's Proportionate Share (hereinafter defined) of Operating Expenses for the Building. Payments thereof for any fractional calendar month shall be prorated. The term "Operating Expenses" means all costs and expenses incurred by Landlord with respect to the ownership, maintenance, and operation of the Building, including, but not limited to costs of: Landlord's insurance; utilities; maintenance, repair and replacement of all portions of the Project, including without limitation, paving and parking areas, roads, roofs, alleys, and driveways, mowing, landscaping, exterior painting, utility lines, heating, ventilation and air conditioning systems, lighting, electrical systems and mechanical and building systems; amounts paid to contractors and subcontractors for work or services performed in connection with any of the foregoing; charges or assessments of any association to which the Building is subject; fees payable to tax consultants and attorneys for consultation and contesting taxes; property management fees payable to a property manager, including any affiliate of Landlord, or if there is no property manager, an administration fee of 15 percent of Operating Expenses payable to Landlord; security services, if any; trash collection, sweeping and removal; and additions or alternations made by Landlord to the Building in order to comply with Legal Requirements (other than those expressly required herein to be made by Tenant) or that are appropriate to the continued operation of the Building as a bulk warehouse facility in the market area, provided that the cost of such additions or alternations that are required to be capitalized for federal income tax purposes shall be amortized on a straight line basis over a period equal to the lesser of the useful life thereof for federal income tax purposes or 10 years. In addition, Operating Expenses shall include the amount by which Taxes (hereinafter defined) for each calendar year during the Lease term exceeds Taxes for the 1975 Base Year. Operating Expenses do not include costs, expenses, depreciation or amortization for capital repairs and capital replacements required to be made by Landlord under Paragraph 3 of this Extension and Modification Agreement, debt service under mortgages or ground rent under ground leases, cost of restoration to the extent of net insurance proceeds received by Landlord with respect thereto, leasing commissions, or the costs of renovating space for tenants.

                  If Tenant's total payments of Operating Expenses for any year are less than Tenant's Proportionate Share of actual Operating Expenses for such year, then Tenant shall pay the difference to Landlord within 30 days after demand, and if more, then Landlord shall retain such excess and credit it against Tenant's next payments. Any excess in the last year of the term will be reimbursed to the Tenant within thirty days after the expiration of the term. For purposes of calculating Tenant's Proportionate share of Operating Expenses, a year shall mean a calendar year except the first year, which shall begin on the Commencement Date, and the last year, which shall end on the expiration of this Lease. With respect to Operating Expenses which Landlord allocates to the entire Project, Tenant's "Proportionate Share" shall be Tenant's Proportionate Share of the Building as reasonably adjusted by Landlord in the future for changes in the physical size of the Premises or the Building; and, with respect to Operating Expenses which Landlord allocates only to the Building, Tenant's "Proportionate Share" shall be Tenant's Proportionate Share of the Building as reasonably adjusted by Landlord in the future for changes in the physical size of the Premises or the Building. Landlord may equitably increase Tenant's Proportionate Share for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Building that includes the Premises or that varies with occupancy or use. The estimated Operating Expenses for the Premises set forth above are only estimates, and Landlord makes no guaranty or warranty that such estimates will be accurate. See Addendum One, Number One

3.       Any previous rental abatement shall be considered null and void.

4. Paragraph 9 of the Lease Agreement dated as of the 19th day of February, 1974 is hereby deleted, and the following is substituted as and shall hereafter be a part of the Lease:

                  LANDLORD REPAIRS. Landlord shall maintain, at its expense, the structural soundness of the roof, foundation, and exterior walls of the Building in good repair, reasonable wear and tear and damages caused by Tenant excluded. The term "walls" as used in this Paragraph shall not include windows, glass or plate glass, doors or overhead doors, special store fronts, dock bumpers, dock plates or levelers, or office entries. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Paragraph, after which Landlord shall have a reasonable opportunity to repair.

5. Paragraph 10 of the Lease Agreement dated as of the 19th day of February, 1974 is hereby deleted, and the following is substituted as and shall hereafter be a part of the Lease:

         TENANT'S REPAIRS. Landlord, at Tenant's expense, through the operating expense charge, shall maintain in good repair and condition the parking areas and other common areas of the Building, including, but not limited to driveways, alleys, landscape and grounds surrounding the Premises. Subject to Landlord's obligations in Paragraph 3 and 9 of this Extension and Modification Agreement, Tenant, at its expense, shall repair, replace and maintain in good condition all portions of the Premises and all areas, improvements and systems exclusively serving the Premises including, without limitation, dock and loading areas, truck doors, plumbing, water, and sewer lines up to points of common connection, fire sprinklers and fire protection systems, entries, doors, ceilings and roof membrane, windows, interior walls, and the interior side of demising walls, and heating, ventilation and air conditioning systems. Such repair and replacements include capital expenditures and repairs whose benefit may extend beyond the Term. Heating, ventilation and air conditioning systems and other mechanical and building systems serving the Premises shall be maintained at Tenant's expense pursuant to maintenance service contracts entered into by Tenant. The scope of services and contractors under such maintenance contracts shall be reasonably approved by Landlord. Tenant shall not use the railroad that services the Premises. If Tenant fails to perform any repair or replacement for which it is responsible, Landlord may perform such work and be reimbursed by Tenant within 10 days after demand therefor. Subject to Paragraph 9 of this Extension and Modification Agreement, Tenant shall bear the full cost of any repair or replacement to any part of the Building or Project that results from damage caused by Tenant, its agents, contractors, or invitees and any repair that benefit only the Premises.

6. Landlord's Subordination of Lien dated as of the 16th day of August, 1988 is hereby deleted, and the following is substituted as and shall hereafter be a part of the Lease:

                  SUBORDINATION. This Lease and Tenant's interest and rights hereunder are and shall be subject and subordinate at all times to the lien of any first mortgage, now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant. Tenant agrees, at the election of the holder of any such mortgage, to attorn to any such holder. Tenant agrees upon demand to execute, acknowledge and deliver such instruments, confirming such subordination and such instruments of attornment as shall be requested by any such holder. Notwithstanding the foregoing, any such holder may at any time subordinate its mortgage to this Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution, delivery or recording and in that event such holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such mortgage and had been assigned to such holder. The term "mortgage" whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the "holder" of a mortgage shall be deemed to include the beneficiary under a deed of trust.

7. Paragraph 4 of the Lease Extension and Modification Agreement dated as of the 19th day of March, 1992 is hereby deleted, and the following is substituted as and shall hereafter be a part of the Lease.

                  ENVIRONMENTAL REQUIREMENTS. Except for Hazardous Material contained in products used by Tenant in de minimus quantities for ordinary cleaning and office purposes, Tenant shall not permit or cause any party to bring any Hazardous Material upon the Premises or store or use any Hazardous Material in or about the Premises without Landlord's prior written consent. Tenant, at its sole cost and expense, shall operate its business in the Premises in compliance with all Environmental Requirements and shall immediately remediate any Hazardous Materials released on or from the Project by Tenant, its agents, employees, contractors, subtenants or invitees. The term "Environmental Requirements" means all applicable present and future statues, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any governmental authority or agency regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"); the Resource Conversation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. The term "Hazardous Materials" means and includes petroleum ( as defined in CERCLA) and any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, under any Environmental Requirements. See Addendum Two

         -----------------------------------------------------------------------
         Landlord acknowledges that Tenant's contract sterilization operations in the Premises require the use and storage of ethylene oxide, defined as a Hazardous Material under certain state and federal regulations. Tenant's contract, sterilization operations shall be a permitted activity, as defined above, and ethylene oxide shall be a permitted hazardous material, as defined above, so long as Tenant's use and storage of such hazardous materials is in accordance with Applicable Environmental Requirements.
         -----------------------------------------------------------------------
                  Tenant shall indemnify, defend, and hold Landlord harmless from and against any and all losses (including, without limitation, diminution in value of the Premises or the Project and loss of rental income from the Project), claims, demands, actions, suits, damages (including, without limitation, punitive damages), expenses (including, without limitation, remediation, corrective action, or cleanup expenses), and costs (including, without limitation, actual attorneys' fees, consultant fees or expert fees) which are brought or recoverable against, or suffered or incurred by Landlord as a result of any breach of the obligations under this Paragraph by Tenant, its agents, employees, contractors, subtenants, or invitees, regardless of whether Tenant had knowledge of such noncompliance. The indemnification and hold harmless obligations of Tenant shall survive any termination of this Lease.

                  Landlord shall have access to, and a right to perform inspections and tests of, the Premises as it may require to determine Tenant's compliance with Environmental Requirements and Tenant's obligations under this Paragraph. Access shall be granted to Landlord upon Landlord's prior notice to Tenant and at such times so as to minimize, so far as may be reasonable under the circumstances, any disturbance to Tenant's operations. Such inspections and tests shall be conducted at Landlord's expense, unless such inspections or tests reveal that Tenant has not complied with any Environmental Requirements, in which case Tenant shall reimburse Landlord for the reasonable cost of such inspection and tests. Landlord's receipt of or satisfaction with any environmental assessment in no way waives any rights that Landlord holds against Tenant.

8. Paragraph 12 of the Lease Agreement dated as of the 1st day of March, 1974 is hereby deleted, and the following is substituted as and shall hereafter be a part of the Lease:

                  FIRE AND CASUALTY DAMAGE. If at any time during the Lease Term, the Premises or the Project is damaged by fire or other casualty, Landlord shall notify Tenant, within 30 days after such damage, as to the amount of time Landlord reasonably estimates it will take to repair such damage. If the amount of such time exceeds 6 months, either Landlord or Tenant may elect, upon notice to the other party delivered as soon as practicable but no later than 30 days after Landlord's notice, to terminate this Lease (but Landlord agrees not to terminate this Lease unless it is terminating all Leases in the Building). If neither party elects to terminate this Lease or if Landlord estimates that the damage will take 6 months or less to repair, Landlord shall promptly repair and reconstruct the improvements, subject to delays arising from the collection of insurance proceeds or from Force Majeure events, except that Landlord shall not be required to repair and reconstruct any fixtures, additions, or other improvements paid for by Tenant; and this Lease shall remain in full force and effect provided that the Lease Term will be extended for a time equal to the period beginning on the date the loss or damage was suffered until the repairs and replacement are completed. Tenant at Tenant's expense shall promptly perform, subject to delays arising from the collection of insurance proceeds, all repairs or restoration not required to be done by Landlord and shall promptly reenter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, either party may terminate this Lease if the improvements are damaged during the last year of the Lease Term and Landlord reasonably estimates that it will take more than one month to repair such damage.

                  If Landlord elects to repair and/or reconstruct the damaged improvements and such improvements are located solely within the Premises, Tenant shall pay to Landlord the amount of the commercially reasonable deductible under Landlord's insurance policy (currently $10,000) within 10 days after presentment of Landlord's invoice. If the damage involves the premises of other tenants, tenant shall pay the portion of the deductible in the proportion that the cost of the repair and replacement of the Premises bears to the total cost of repair and replacement, as determined by Landlord.

                  If the Premises or a portion thereof is not usable as a result of damage by fire or other casualty to the Premises or building in which the Premises are located, and Landlord elects to repair and/or reconstruct the damaged improvements, Base Rent shall abated for the period of repair and reconstruction in the proportion which the area of the Premises which is not usable by Tenant bears to the total area of the premises. Such abatement shall be the sole remedy of Tenant, and to the extent permitted by applicable law, and except as provided herein, Tenant waives any right to terminate the Lease by reason of damage or casualty loss.

9. Paragraph 3 of the Amendment to Lease Agreement dated as of the 16th day of November, 1979 is hereby deleted, and the following is substituted as and shall hereafter be a part of the Lease:

                  INSURANCE. Landlord shall maintain all risk property insurance covering the full replacement cost of the Building. Landlord may, but is not obligated to, maintain such other insurance and additional coverage as it may deem necessary, including, but not limited to, commercial liability insurance and rent loss insurance. The Project or Building may be included in a blanket policy (in which case the cost of such insurance allocable to the Project or Building will be determined by Landlord based upon the insurer's cost calculations). Tenant shall also reimburse Landlord for any increased premiums or additional insurance that Landlord reasonably deems necessary as a result of Tenant's use of the Premises.

                  Tenant, at its expense, shall maintain during the Lease Term: all risk property insurance covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant at Tenant's expense; worker's compensation insurance with no less than the minimum limits required by law; employer's liability insurance with such limits as required by law; and commercial liability insurance, with a minimum limit of $1,000,000 per occurrence and a minimum umbrella limit of $1,000,000, for a total minimum combined general liability and umbrella limit of $2,000,000 (together with such additional umbrella coverage as Landlord may reasonably require) for property damage, personal injuries, or deaths of persons occurring in or about the Premises. Landlord may from time to time require reasonable increases in any such limits. The commercial liability policies shall name Landlord as an additional insured, insure on an occurrence and not a claims-made basis, be issued by insurance companies which are reasonably acceptable to Landlord, not be cancelable unless 30 days prior written notice shall have been given to Landlord, contain hostile fire endorsement and a contractual liability endorsement and provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant's policies). Such policies or certificates thereof shall be delivered to Landlord by Tenant upon commencement of the Lease Term and upon each renewal of said insurance.

                  The all risk property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, their officers, directors, employees, managers, agents, invitees and contractors, in connection with any loss or damage thereby insured against. Neither party nor its officers, directors, employees, managers, agents, invitees and contractors shall be liable to the other for loss or damage caused by any risk coverable by all risk property insurance, and each party waives any claims against the other party, and its officers, directors, employees, managers, agents, invitees and contractors for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its agents, employees and contractors shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever, including without limitation, damage caused in whole or in part, directly or indirectly, by negligence of Landlord or its agents, employees or contractors.

10. Paragraph 15 of the Lease Agreement dated as of the 1st day of March, 1974 is hereby deleted, and the following is substituted as and shall hereafter be a part of the Lease:

                  CONDEMNATION. If any part of the Premises or the Project should be taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a "Taking" or "Taken"), and the Taking would prevent or materially interfere with Tenant's use of the Premises or in Landlord's judgment would materially interfere with or impair its ownership or operation of the Project, then upon written notice by Landlord this Lease shall terminate and Base Rent shall be apportioned as of said date. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, the Base Rent payable hereunder during the unexpired Lease Term shall be reduced to such extent as may be fair and reasonable under the circumstances. In the event of any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant's interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord's award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant's Trade Fixtures, and the unamortized cost (amortized over the lease term) of Tenant Improvements paid for by Tenant, if a separate award for such items is made to Tenant.

11.      The following provisions are hereby added to the Lease as follows:

                  TENANT'S REMEDIES/LIMITATION OF LIABILITY. Landlord shall not be in default hereunder and Tenant shall not have any remedy or cause of action unless Landlord fails to perform any of its obligations hereunder within 20 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 20 days, then after such period of time as is reasonably necessary). All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord's obligations hereunder. All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the premises and not thereafter. The term "Landlord" in this Lease shall mean only the owner, for the time being of the Premises, and in the event of the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Lease term upon each new owner for the duration of such owner's ownership. Any liability of Landlord under this Lease shall be limited solely to its interest in the Project, and no event shall any personal liability be asserted against Landlord in connection with this Lease nor shall any recourse be had to any other property or assets of Landlord.

                  LIMITATION OF LIABILITY OF TRUSTEES, SHAREHOLDERS, AND OFFICERS OF SECURITY CAPITAL INDUSTRIAL TRUST. Any obligation or liability whatsoever of Security Capital Industrial Trust, a Maryland real estate investment trust, which may arise at any time under this lease or any obligation or liability which may be incurred by it pursuant to any other instrument, transaction, or undertaking contemplated hereby shall not be personally binding upon, nor shall resort for the enforcement thereof be had to the property of, its trustees, directors, shareholders, officers, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort, or otherwise.

12. Paragraph 3 of the Lease Extension dated as of the 4th day of November, 1994 will be replaced with the following:

         Tenant has inspected and agrees to accept the Premises on an "As Is" basis.

13. Except as modified hereby, all terms and provisions of the Lease are ratified and confirmed by Landlord and Tenant. In the event of any conflicts between the provisions of the Lease and the provisions of this Extension Agreement, the provisions of this Extension Agreement shall supersede and control. From and after the date hereof, all references in the Lease Agreement to "Lessor" shall mean "Landlord" and all references in the Lease Agreement to "Lessee" shall mean "Tenant".

14.      The Landlord's address is as follows:

                  SECURITY CAPITAL INDUSTRIAL TRUST
                  ATTN:  Asset Management
                  780 Johnson Ferry Road
                  Suite 350
                  Atlanta, GA  30342

15.      Exhibit A is attached hereto and made a part hereof for all purposes.



IN WITNESS WHEREOF, the parties hereto have signed this Extension Agreement to be effective as of the 1st day of October, 1997.

SECURITY CAPITAL INDUSTRIAL TRUST

By: /s/  John W. Seiple, Jr.
   --------------------------------
Name: John W. Seiple, Jr.
     ------------------------------
Title: Senior Vice President
      -----------------------------
                          Landlord

GRIFFITH MICRO SCIENCE, INC.

By: /s/  Frank Lange
   --------------------------------
Name: Frank Lange
     ------------------------------
Title: V.P. Operations
      -----------------------------
                             Tenant

                                  ADDENDUM ONE

                            MISCELLANEOUS PROVISIONS

                  ATTACHED TO AND A PART OF THE LEASE AGREEMENT
                         DATED OCTOBER 1, 1997, BETWEEN

                  SECURITY CAPITAL INDUSTRIAL TRUST (Landlord)
                                       and

                      GRIFFITH MICRO SCIENCE, INC. (Tenant)

1. Paragraph 2 of this Extension and Modification Agreement, captioned "Operating Expense Payments", is revised to include the following additional provision:

                  Notwithstanding the provisions of Paragraph 2 of this Extension and Modification Agreement, captioned "Operating Expense Payments," the paragraph is modified to include the following additional provision:

                           (i) the initial estimate of monthly installments of Operating Expenses for the year in which this Extension and Modification Agreement commences is set forth on page two of this Extension and Modification Agreement. Landlord shall give Tenant its reasonable estimate of Operating Expenses for each subsequent calendar year and Tenant's estimated Proportionate Share thereof at least thirty (30) days prior to January 1 of each subsequent calendar year. Until such time as Landlord forwards to Tenant said estimate, Tenant shall not be obligated to pay to Landlord any increases in the monthly installments of Operating Expenses for the previous calendar year (or the monthly installment that would equal the actual Operating Expense for the previous calendar year, if such actual Operating Expenses have been determined). Within ninety (90) days following the end of each calendar year, or as soon thereafter as practicable, Landlord shall provide to Tenant a statement showing in reasonable detail the total Operating Expenses actually incurred by Landlord for the prior calendar year (or partial calendar year, if applicable) and the calculation of Tenant's Proportionate Share thereof.

                                  ADDENDUM TWO

                      LANDLORD'S ENVIRONMENTAL REMEDIATION

                  ATTACHED TO AND A PART OF THE LEASE AGREEMENT
                         DATED OCTOBER 1, 1997, BETWEEN
                  SECURITY CAPITAL INDUSTRIAL TRUST (LANDLORD)
                                       and
                      GRIFFITH MICRO SCIENCE, INC. (TENANT)

         If Hazardous Materials are hereafter discovered on the Premises, and the presence of such Hazardous Materials is not the result of Tenant's use of the Premises or any act or omission of Tenant or its agents, employees, contractors, subtenants or invitees, and the presence of such Hazardous Materials results in any contamination, damages, or injury to the Premises that materially and adversely affects: Tenant's occupancy or use of the Premises, Landlord shall promptly take all actions at its sole expense as are necessary to remediate such Hazardous Materials and as may be required by the Environmental Requirements. Actual or threatened action or litigation by any governmental authority is not a condition prerequisite to Landlord's obligations under this paragraph. Within 30 days after notification from Tenant supported by reasonable documentation setting forth such presence or release of Hazardous Materials, and after Landlord has been given a reasonable period of time after such 30-day period to conduct its own investigation to confirm such presence or release of Hazardous Materials, Landlord shall either terminate this Lease or commence to remediate such Hazardous Materials within 180 days after the completion of Landlord's investigation and thereafter diligently prosecute such remediation to completion. If Landlord fails to commence such remediation or if Landlord commences such remediation and fails to diligently prosecute same until completion, then Tenant as its sole remedy may terminate this Lease by written notice to Landlord after expiration of 30 days following a notice to Landlord that Tenant intends to terminate this Lease if Landlord does not promptly commence or diligently prosecute the remediation within such 30-day period. If Landlord commences remediation pursuant to this paragraph, Base Rent and Operating Expenses shall be equitably adjusted if and to the extent and during the period the Premises are unsuitable for Tenant's business. Notwithstanding anything herein to the contrary, if Landlord obtains a letter from the appropriate governmental authority that no further remediation is required prior to the effective date of any such termination, such termination shall be null and void and this Lease shall remain in full force and effect.

                                    EXHIBIT A
                                  2971 Olympic
                                Industrial Drive

                                   [ Survey ]

                  SECOND EXTENSION AND MODIFICATION AGREEMENT

         THIS SECOND EXTENSION AND MODIFICATION AGREEMENT (the "Amendment") is made and entered into effective as of the 1st day of December, 1997, by and between Security Capital Industrial Trust ("Landlord") and GRIFFITH MICRO SCIENCE, INC. ("Tenant").

                               WI T N E S S E T H:

         WHEREAS, Tenant and Cynwyd Investments, Landlord's predecessor in interest, and Clayton McLendon, Inc., Agent, entered into that certain lease dated as of the 19th day of February, 1977, and further amended by that certain Amendment to Lease Agreement dated as of the 16th day of November 1979 by and between SEALY (GA), a Louisiana Partnership ("Landlord") and Agent, and GRIFFITH LABORATORIES, U.S.A., INC. ("Tenant"), and that certain Amendment to Lease Agreement dated as of the 31st day of October, 1980 by and between SEALY (GA), a Limited Partnership ("Landlord") and Agent, and GRIFFITH LABORATORIES, U.S.A., INC., ("Tenant"), and that certain Amendment to Lease Agreement dated as of the 31st day of August, 1983 by and between SEALY (GA), a Limited Partnership ("Landlord") and Agent, and GRIFFITH LABORATORIES, U.S.A., INC., ("Tenant"), and that certain Amendment to Lease Agreement dated as of the 10th day of February, 1984 by and between SEALY (GA), a Limited Partnership ("Landlord") and Agent, and GRIFFITH LABORATORIES, U.S.A., INC., ("Tenant"), and that certain Extension and Modification Agreement dated as of the 17th day of December, 1986 by and between SEALY CONSOLIDATED CAPITAL PROPERTIES, a Joint Venture, by SEALY VENTURE 1, a Georgia Partnership Managing Partner ("Landlord") and Agent, and GRIFFITH LABORATORIES, U.S.A., INC., ("Tenant"), and that certain Lease Extension and Modification Agreement dated as of the 19th day of March, 1992, by and between ADAM PROPERTIES ASSOCIATES, a Georgia general partnership ("Landlord") and Agent, and GRIFFITH MICRO SCIENCE, INC. ("Tenant"), and that certain Lease Extension dated as of the 18th day of March, 1994 by and between ADAM PROPERTIES ASSOCIATES, a Georgia general partnership ("Landlord") and Agent, and GRIFFITH MICRO SCIENCE, INC. ("Tenant"), and that certain Amendment to Lease dated as of the 13th day of May 1994 by and between INDCON, L.P. ("Landlord") and GRIFFITH MICRO SCIENCE, INC. ("Tenant"), and that certain Lease Extension dated as of the 4th day of November, 1994 by and between INDCON, L.P. ("Landlord") and GRIFFITH MICRO SCIENCE, INC. ("Tenant"), and that certain Extension and Modification Agreement dated as of the 1st day of October, 1997 by and between Security Capital Industrial Trust ("Landlord") and Agent, and GRIFFITH MICRO SCIENCE, INC. ("Tenant"), and that certain Amendment to Commercial Lease dated as of the 1st day of August, 1997 by and between Security Capital Industrial Trust ("Landlord") and Agent, and GRIFFITH MICRO SCIENCE, INC. ("Tenant"), pertaining to 2971 Olympic Industrial Drive, Atlanta, Georgia (the "Original Premises"), containing approximately 44,815 square feet.

         WHEREAS, the parties hereto desire to enter into this Amendment for the purpose of evidencing their mutual understanding and agreement regarding the expansion of the Premises.

         NOW, THEREFORE, for and in consideration of the premises hereto, the keeping and performance of the covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         The Lease is hereby amended as follows:

          1. Amendment to Commercial Lease. The Amendment to Commercial Lease dated as of the 1st day of August, 1997, by and between Security Capital Industrial Trust ("Landlord") and Agent, and GRIFFITH MICRO SCIENCE, INC. ("Tenant") is hereby terminated, effective as of November 30, 1997, provided all provisions regarding payment of rent and other sums shall survive such termination.

          2. Premises. Effective as of December 1, 1997, the Premises is hereby expanded to include the approximately twenty-nine thousand seven hundred seventy two (29,772) square feet at 2971 Olympic Industrial Drive, Suite B, Atlanta, Georgia, (the "Expansion Premises"), making the total square footage of the Premises (now defined to include the Premises and the Expansion Premises) 74,587 square feet, as set forth in Exhibit A hereto (the "Expanded Premises").

         Tenant's "proportionate share" of the Building under the Lease shall be 51.36%.

          3. Rent. As of December 1, 1997, Lessee hereby agrees to pay Rent for the Expansion Premises to Lessor, without set-off or deduction, in accordance with the following schedule:

                   Months                   Monthly Base Rent
                   ------                   -----------------
                   1-7                          $6,518.78
                   8-19                         $6,518.78
                   20-31                        $6,996.70
                   32-43                        $6,996.70
                   44-55                        $6,996.70
                   56-67                        $7,474.62
                   68-79                        $7,474.62

         In addition to the rent payable, Tenant shall pay, as additional rent, all other sums due under the Lease, including but not limited to amounts due pursuant to Paragraphs 2, 5, and 9 of the Extension and Modification Agreement dated as of the 1st day of October, 1997, for the Expansion Premises during the Expansion Term.

          4. Condition of the Expansion Premises. Landlord shall make those improvements to the Expansion Premises, using building standard materials, outlined in the scope of work summary attached herein as Addendum One and made a part hereof for all purposes, such improvements to be substantially completed within forty-five (45) days from the Effective Date of this Second Extension and Modification Agreement. The improvements shall be deemed "substantially completed" when, in the reasonable opinion of both the construction manager for such improvements, and Tenant, agree such improvements have been completed in accordance with Addendum One, except for punch list items which do not prevent in any material way the utilization of the Premises for the purpose for which they were intended. Tenant shall be solely responsible for any delays caused by the action or inaction of Tenant. Tenant shall be solely responsible for the costs of any changes in the scope of work attached as Addendum One.

          5. Security Deposit. A Security Deposit in the amount of $3,018.78, due and payable on the Commencement Date, shall be held by Landlord as security for the performance of Tenant's obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon each occurrence of an Event of Default (hereinafter defined), Landlord may use all or part of the Security Deposit to pay delinquent payments due under this Lease, and the cost of any damage, injury, expense or liability caused by such Event of Default, without prejudice to any other remedy provided herein or provided by law. Tenant shall pay Landlord on demand the amount that will restore the Security Deposit to its original amount. Landlord's obligations respecting the Security Deposit is that of a debtor, not a trustee; no interest shall accrue thereon. the Security Deposit shall be the property of Landlord, but shall be paid to Tenant when Tenant's obligations under this Lease have been completely fulfilled. Landlord shall be released from any obligation with respect to the Security Deposit upon transfer of this Lease and the Premises to a person or entity assuming Landlord's obligations under this Paragraph 4.

          6. Assignment and Subletting. Addendum Two is attached hereto and made a part hereof for all purposes.

          7. Notice. The Landlord's address is as follows:

              Security Capital Industrial Trust
              Attn:  Asset Manager
              780 Johnson Ferry Road
              Suite 350
              Atlanta, Georgia  30342

          8. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, representatives and assigns. In the event of any inconsistency or conflict between the terms of this Agreement and of the Lease, the terms hereof shall control. Time is of the essence of all of the terms of this Agreement.

          9. Continued Validity. Except as hereinabove provided, all other terms and conditions of the Lease shall remain unchanged and in full force and effect, and are hereby ratified and confirmed by Tenant and Landlord. Tenant hereby acknowledges and agrees that, as of the date hereof, the Lease is subject to no offsets, claims, counterclaims or defenses of any nature whatsoever.

          10. Limitation of Liability. Any obligation or liability whatsoever of Security Capital Industrial Trust, a Maryland real estate investment trust, which may arise at any time under the Lease or this Agreement or any obligation or liability which may be incurred by it pursuant to any other instrument, transaction or undertaking contemplated hereby, shall not be personally binding upon, nor shall resort for the enforcement thereof, be had to the property of, its trustees, directors, shareholders, officers, employees, or agents regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

          11. Modifications. This Agreement may not be changed, modified, discharged or terminated orally in any manner other than by an agreement in writing signed by Tenant and Landlord or their respective heirs, representatives, successors and permitted assigns, but subject always, in the case of Tenant, to Landlord's prior written consent to any proposed assignment of the Lease by Tenant.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly authorized, executed and delivered as of the day and year first above written.



                                     LANDLORD:

                                     Security Capital Industrial Trust

                                     ------------------------------------------

                                     By:  /s/ John W. Seiple, Jr.
                                        ---------------------------------------
                                     Title:  Senior Vice President
                                            -----------------------------------

                                   TENANT:

                                   Griffith Micro Science, Inc.

                                   /s/ John L. Giacomin
                                   ------------------------------------------
                                   By:  Jon L. Giacomin
                                      ---------------------------------------
                                   Title:  Vice Pres. N. A. Operations
                                         ------------------------------------
                                   Attest:  /s/ Richard L. Redichs
                                          -----------------------------------
                                   Title:  Director of Finance & Administration
                                         ------------------------------------
                                   (CORPORATE SEAL)

                                  ADDENDUM ONE

                   SECOND EXTENSION AND MODIFICATION AGREEMENT
                       DATED 1st of December, 1997 BETWEEN
                 SECURITY CAPITAL INDUSTRIAL TRUST ("LANDLORD")
                                       and
                     GRIFFITH MICRO SCIENCE, INC. ("TENANT")


                                  Scope of Work



Landlord shall complete the following improvements in accordance with Paragraph 3 of this Second Extension and Modification Agreement:

I.       Install four (4) fire extinguishers in the warehouse area.
II.      Perform the following electrical work as defined herein below:

         A.       recircuit office outlets,
         B.       provide duplex outlet at phone board,
         C.       recircuit warehouse outlets,
         D.       provide phone box with pull string,
         E.       provide one (1) exit emergency light,
         F.       provide four (4) emergency wall lights,
         G.       replace single pole switch,
         H.       recircuit warehouse lights,
         I.       recircuit three (3) existing unit heaters,
         J.       recircuit one (1) existing warehouse fan,
         K.       wire split system for office,
         L.       provide 100 Amp service.

                                  ADDENDUM TWO

                       ASSIGNMENT AND SUBLETTING (CONSENT)

                  ATTACHED TO AND A PART OF THE LEASE AGREEMENT
                      DATED 1st of December , 1997, BETWEEN
                 SECURITY CAPITAL INDUSTRIAL TRUST ("LANDLORD")
                                       and
                     GRIFFITH MICRO SCIENCE, INC. ("TENANT")

         (a) Landlord shall not unreasonably withhold its consent to Tenant's request for permission to assign the Lease or sublease all of part of the Premises. It shall be reasonable for the Landlord to withhold its consent to any assignment or sublease in any of the following instances:

                  (i) The assignee or sublessee does not have a net worth calculated according to generally accepted accounting principles at least equal to the greater of the net worth of Tenant immediately prior to such assignment or sublease or the net worth of the Tenant at the time it executed the Lease;

                  (ii) The intended use of the Premises by the assignee or sublessee is not reasonably satisfactory to Landlord;

                  (iii) The intended use of the Premises by the assignee or sublessee would materially increase the pedestrian or vehicular traffic to the Premises or the Project;

                  (iv) Occupancy of the Premises by the assignee or sublessee would, in Landlord's opinion, violate any agreement binding upon Landlord or the Project with regard to the identity of tenants, usage in the Project, or similar matters;

                  (v) The identity or business reputation of the assignee or sublessee will, in the good faith judgment of Landlord, tend to damage the goodwill or reputation of the Project;

                  (vi) The assignment or sublet is to another tenant in the Project and is at rates which are below those charged by Landlord for comparable space in the Project;

                  (vii) In the case of a sublease, the subtenant has not acknowledged that the Lease controls over any inconsistent provision in the sublease; or

                  (viii) The proposed assignee or sublessee is a government entity.

The foregoing criteria shall not exclude any other reasonable basis for Landlord to refuse its consent to such assignment or sublease.

         (b) Any approved assignment or sublease shall be expressly subject to the terms and conditions of this Lease.

         (c) Tenant shall provide to Landlord all information concerning the assignee or sublessee as Landlord may request.

         (d) Landlord may revoke its consent immediately and without notice if, as of the effective date of the assignment or sublease, there has occurred and is continuing any default under the Lease.

         (e) Landlord's agreement to not unreasonably withhold its consent shall only apply to the first assignment or sublease under the Lease.

                                    EXHIBIT A

                                   [SITE PLAN]